UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE PRE 14A/A

Amendment No. 1

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PROPHASE LABS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

August 8, 2025

Dear Stockholder:

The ProPhase Labs, Inc. Special Meeting of Stockholders (the “Special Meeting”) will be held on Friday, August 29, 2025, at 4:00 p.m. Eastern Time, at 273 Merrick Road, Lynbrook, NY 11563. The meeting will start promptly at 4:00 p.m., Eastern Time.

Stockholders are invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting in person, your vote is important. Please vote your shares by proxy in advance of the Special Meeting as instructed in the enclosed proxy card if you are a record holder or, for shares held in street name, the voting instruction form provided by your bank, broker or nominee. Even if you have voted by proxy, you may still vote in person if you attend the Special Meeting. Please note, however, that if your shares are held of record by a bank, broker or similar institution and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

Details of the business to be conducted at the Special Meeting are included in the attached Notice of Special Meeting and Proxy Statement.

Very truly yours,

/s/ Ted Karkus
Ted Karkus
Chairman of the Board of Directors
and Chief Executive Officer

2

ProPhase Labs, Inc.

626 RXR Plaza, 6th Floor

Uniondale, New York 11556

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

to be held Friday, August 29, 2025

TO THE STOCKHOLDERS OF PROPHASE LABS, INC.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of ProPhase Labs, Inc. (the “Company”), a Delaware corporation, will be held at 273 Merrick Road, Lynbrook, NY 11563, on Friday, August 29, 2025, at 4:00 p.m., Eastern Time, for the following purposes:

(1)	To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), (i) an amendment to the Company’s Amended and Restated 2022 Equity Compensation Plan to increase the number of shares authorized for issuance thereunder by 3,000,000 shares, and (ii) the adoption of the Company’s Amended and Restated 2025 Equity Compensation Plan, as approved by the Board of Directors, to supersede the 2022 Plan, contingent on the approval of Proposal 3. (Proposal 1);

(2)	To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), (i) an amendment to the Company’s Amended and Restated 2022 Directors’ Equity Compensation Plan to increase the number of shares authorized for issuance thereunder by 500,000 shares, and (ii) the adoption of the Company’s Amended and Restated 2025 Directors’ Equity Compensation Plan, as approved by the Board of Directors, to supersede the 2022 Directors’ Plan, contingent on the approval of Proposal 3. (Proposal 2);

(3)	To approve an amendment to Article FOURTH of the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 50,000,000 to 1,000,000,000 shares, as recommended by the Board of Directors to transform the structure of the Company to have the flexibility to attract and execute on the optimal crypto treasury strategy. (Proposal 3);

(4)	To approve, on a non-binding, advisory basis, the Board of Directors’ adoption of a share repurchase program authorizing the Company, in its discretion, to repurchase up to $15 million of its outstanding common stock from time to time in the open market or through privately negotiated transactions, subject to applicable law and the Company’s financial condition. (Proposal 4);

(5)	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance by the Company of up to 226,310,704 shares of common stock (and/or securities convertible into or exercisable for common stock) in connection with the private placement entered into on July 22, 2025, including any additional $3 million permitted on substantially similar terms, which may result in the issuance of more than 20% of the Company’s outstanding shares as of the date of issuance, at a price that may be less than the greater of book value or market value, as determined under Nasdaq rules. The terms of the private placement contain a four-month waiting period before the notes become convertible and the Company has the right to prepay at any time without penalty, including prior to the time when the notes become convertible. (Proposal 5);

(6)	To approve an amendment to the Company’s By-Laws to add the address of its principal executive offices to 626 RXR Plaza, 6th Floor, Uniondale, NY 11556 (this proposal is considered a routine matter for which brokers may exercise discretionary voting authority). (Proposal 6);

(7)	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 THROUGH 6.

The record date for the Special Meeting is Friday, August 1, 2025. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

/s/ Ted Karkus
Ted Karkus
Chairman of the Board of Directors
and Chief Executive Officer

Uniondale, New York

August 8, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON AUGUST 29, 2025

The Notice of Special Meeting of Stockholders and Proxy Statement are available at:

www.proxyvote.com

3

ProPhase Labs, Inc.

626 RXR Plaza, 6th Floor

Uniondale, New York 11556

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

to be held August 29, 2025

4

ProPhase Labs, Inc.

626 RXR Plaza, 6th Floor

Uniondale, New York 11556

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE SPECIAL MEETING

Q:	Why am I receiving these materials?

A:	The Board of Directors (the “Board”) of ProPhase Labs, Inc. (the “Company,” “we,” “our,” or “us,” as the context requires) is providing this proxy statement (this “Proxy Statement”) to solicit your proxy in connection with a Special Meeting of Stockholders (the “Special Meeting”), which will be held at 273 Merrick Road, Lynbrook, NY 11563, on Friday, August 29, 2025, at 4:00 p.m., Eastern Time. The Board is requesting your vote on the proposals described in this Proxy Statement. This Proxy Statement and the Notice of Special Meeting, along with the accompanying proxy card, or voting instruction form, as applicable, are being mailed to stockholders as soon as practicable after the SEC review period of 10 calendar days.

Q:	Who is soliciting the proxies?

A:	We are soliciting proxies in the form enclosed on behalf of the Board. Our Board has selected Ted Karkus and Lance Bisesar (the “Named Proxies”) to vote all shares for which the Company has been appointed to act as proxy at the Special Meeting. The Named Proxies will vote any properly executed proxy, if received in time and not revoked, at the Special Meeting in accordance with your directions. The Named Proxies will vote any signed proxy that fails to specify a choice on any proposal to be acted upon at the Special Meeting in accordance with the Board’s voting recommendations (as described below in “What are the Board’s voting recommendations?”), and, in the Named Proxies’ discretion, FOR or AGAINST such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Q:	What information is contained in these materials?

A:	This Proxy Statement contains information related to the proposals to be voted on at the Special Meeting, the voting process, the compensation of the Company’s executive officers and directors, and other required information.

Q:	What proposals will be voted on at the Special Meeting?

A:	There are six matters on which a vote is scheduled at the Special Meeting:

(1)	To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), (i) an amendment to the Company’s Amended and Restated 2022 Equity Compensation Plan to increase the number of shares authorized for issuance thereunder by 3,000,000 shares, and (ii) the adoption of the Company’s Amended and Restated 2025 Equity Compensation Plan, as approved by the Board of Directors, to supersede the 2022 Plan, contingent on the approval of Proposal 3. (Proposal 1);

(2)	To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), (i) an amendment to the Company’s Amended and Restated 2022 Directors’ Equity Compensation Plan to increase the number of shares authorized for issuance thereunder by 500,000 shares, and (ii) the adoption of the Company’s Amended and Restated 2025 Directors’ Equity Compensation Plan, as approved by the Board of Directors, to supersede the 2022 Directors’ Plan, contingent on the approval of Proposal 3. (Proposal 2);

(3)	To approve an amendment to Article FOURTH of the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 50,000,000 to 1,000,000,000 shares, as recommended by the Board of Directors to transform the structure of the Company to have the flexibility to attract and execute on the optimal crypto treasury strategy. (Proposal 3);

(4)	To approve, on a non-binding, advisory basis, the Board of Directors’ adoption of a share repurchase program authorizing the Company, in its discretion, to repurchase up to $15 million of its outstanding common stock from time to time in the open market or through privately negotiated transactions, subject to applicable law and the Company’s financial condition. (Proposal 4);

(5)

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance by the Company of up to 226,310,704 shares of common stock (and/or securities convertible into or exercisable for common stock) in connection with the private placement entered into on July 22, 2025, including any additional $3 million permitted on substantially similar terms, which may result in the issuance of more than 20% of the Company’s outstanding shares as of the date of issuance, at a price that may be less than the greater of book value or market value, as determined under Nasdaq rules. The terms of the private placement contain a four-month waiting period before the notes become convertible and the Company has the right to prepay at any time without penalty, including prior to the time when the notes become convertible. (Proposal 5);

(6)	To approve an amendment to the Company’s By-Laws to add the address of its principal executive offices to 626 RXR Plaza, 6th Floor, Uniondale, NY 11556 (this proposal is considered a routine matter for which brokers may exercise discretionary voting authority). (Proposal 6).

We will also consider and vote upon any other business properly brought before the Special Meeting, or any adjournment or postponement thereof. However, our Secretary has not received timely and proper notice from any stockholder of any other matter to be presented at the meeting.

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Q:	What are the Board’s voting recommendations?

A:	The Board recommends that you vote your shares:

●	FOR (i) an amendment to the Company’s Amended and Restated 2022 Equity Compensation Plan to increase the number of shares authorized for issuance thereunder by 3,000,000 shares, and (ii) the adoption of the Company’s Amended and Restated 2025 Equity Compensation Plan, as approved by the Board of Directors, to supersede the 2022 Plan, contingent on the approval of Proposal 3. (Proposal 1);

●	FOR (i) an amendment to the Company’s Amended and Restated 2022 Directors’ Equity Compensation Plan to increase the number of shares authorized for issuance thereunder by 500,000 shares, and (ii) the adoption of the Company’s Amended and Restated 2025 Directors’ Equity Compensation Plan, as approved by the Board of Directors, to supersede the 2022 Directors’ Plan, contingent on the approval of Proposal 3. (Proposal 2);

●	FOR an amendment to Article FOURTH of the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 50,000,000 to 1,000,000,000 shares, as recommended by the Board of Directors to transform the structure of the Company to have the flexibility to attract and execute on the optimal crypto treasury strategy. (Proposal 3);

●	FOR the approval of, on a non-binding, advisory basis, the Board of Directors’ adoption of a share repurchase program authorizing the Company, in its discretion, to repurchase up to $15 million of its outstanding common stock from time to time in the open market or through privately negotiated transactions, subject to applicable law and the Company’s financial condition. (Proposal 4); and

●

FOR the approval of, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance by the Company of up to 226,310,704 shares of common stock (and/or securities convertible into or exercisable for common stock) in connection with the private placement entered into on July 22, 2025, including any additional $3 million permitted on substantially similar terms, which may result in the issuance of more than 20% of the Company’s outstanding shares as of the date of issuance, at a price that may be less than the greater of book value or market value, as determined under Nasdaq rules. The terms of the private placement contain a four-month waiting period before the notes become convertible and the Company has the right to prepay at any time without penalty, including prior to the time when the notes become convertible. (Proposal 5).

●

FOR the approval of an amendment to the Company’s By-Laws to add the address of its principal executive offices to 626 RXR Plaza, 6th Floor, Uniondale, NY 11556 (this proposal is considered a routine matter for which brokers may exercise discretionary voting authority). (Proposal 6)

Q:	What shares may I vote?

A:	You may vote all shares of the Company’s common stock, par value $0.0005 per share, that you own as of the close of business on August 1, 2025 (the “Record Date”). These shares include:

1.	those held directly in your name as the stockholder of record; and
2.	those held for you as the beneficial owner through a bank, broker, or similar institution at the close of business on the Record Date.

Each share of common stock is entitled to one vote.

The Board of Directors has fixed the close of business on August 1, 2025 as the record date for determining stockholders entitled to notice of, and to vote at, the Special Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Special Meeting.

As of the Record Date, the number of shares of common stock that were outstanding was 41,541,205. The exact number of shares entitled to vote will be provided in the definitive proxy statement.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

Most Company stockholders hold their shares through a bank, broker or similar institution rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company LLC, you are considered, with respect to those shares, the stockholder of record and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to vote your shares in person at the Special Meeting or to grant a proxy to vote your shares to the Company or any other person who will appear in person at the Special Meeting, and any adjournment or postponement thereof, and vote your shares on your behalf.

Beneficial Owner

If you hold shares in a stock brokerage account or through a bank or similar institution, you are considered the beneficial owner of shares held in street name, and your bank, broker or nominee is forwarding these proxy materials to you. Your bank, broker, or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker, or other nominee on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your bank, broker, or nominee has enclosed a voting instruction form for you to use.

Q:	May I attend the Special Meeting in person?

A.

If you are a stockholder of record, you are invited to attend the Special Meeting and vote your shares in person at the Special Meeting.

If you are a beneficial owner, you may not vote your shares in person at the Special Meeting unless you obtain a signed proxy from your bank, broker or other nominee giving you the right to vote the shares in person at the Special Meeting.

All stockholders attending the Special Meeting will be asked to present a form of photo identification, such as a driver’s license, in order to be admitted to the meeting. By attending the Special Meeting, stockholders agree to abide by the agenda and procedures for the Special Meeting, copies of which will be distributed to attendees at the meeting.

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Q:	How can I vote my shares in person at the Special Meeting?

A:

If you are a stockholder of record, you may vote shares you hold directly in your name at the Special Meeting. If you choose to attend the Special Meeting, please bring the enclosed proxy card. Voting in person at the Special Meeting will revoke any proxy you submitted earlier.

If you are the beneficial owner of shares held in street name and your bank, broker, or nominee is forwarding these proxy materials to you, you may vote the shares in person at the Special Meeting only if you have obtained a signed proxy from your bank, broker, or nominee (i.e., the record holder) giving you the right to vote the shares.

Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Special Meeting. Submitting your proxy now will not prevent you from voting your shares in person at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

Q:	How can I vote my shares without attending the Special Meeting?

A:

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Special Meeting. If you hold your shares directly, you may vote by granting a proxy. If you hold your shares in street name, you may submit voting instructions to your bank, broker, or other nominee. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction form provided by your bank, broker or nominee.

By Mail— If you hold your shares directly in your name as the stockholder of record, you may vote by mail by following the instructions provided on your proxy card and mailing the proxy card in the enclosed, postage prepaid and addressed envelope. If you hold your shares in street name, you may vote by mail by following the voting instruction form provided by your bank, broker or nominee and mailing the proxy card in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions on your proxy card or voting instruction form, your shares will be voted as you instruct at the Special Meeting. If you sign but do not provide instructions, your shares will be voted as described below in “How are votes counted?”

On the Internet— If you hold your shares directly in your name as the stockholder of record you may vote online at www.proxyvote.com by following the online instructions (have your proxy card available when you access the website). If you hold your shares in street name and the firm that holds your shares offers online voting, your broker voting instruction form will contain instructions on how to vote online. If you vote online, you do not need to mail in your proxy card.

By Telephone— If you hold your shares directly in your name as the stockholder of record you may vote by telephone by following the instructions on your proxy card (have your proxy card available when you call). If you hold your shares in street name and the firm that holds your shares offers voting by telephone, your broker voting instruction form will contain instructions on how to vote by telephone. If you vote by telephone, you do not need to mail in your proxy card.

Q:	May I change or revoke my vote?

A:

Yes, you may change or revoke your proxy instructions at any time prior to the vote at the Special Meeting.

If you hold your shares directly and returned your proxy by mail, you must (a) provide written notice of revocation to the Secretary of the Company, (b) timely deliver a valid, later-dated proxy, or (c) vote in person at the Special Meeting. Your attendance at the Special Meeting will not by itself revoke your previously granted proxy unless you give written notice of revocation to the Secretary of the Company before the Special Meeting or you vote at the Special Meeting. Any proxy submitted by a stockholder of record may be revoked at any time prior to its exercise at the Special Meeting.

For shares you own beneficially, you may change your vote by submitting new voting instructions to your bank, broker or nominee. If you voted on the Internet or by telephone, you may change your vote by following the instructions for voting by either method until the cut-off time stated in the proxy instructions.

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Q:	How are votes counted?

A:

For Proposal 1 (amending the Company’s Equity Compensation Plan to increase its number of shares authorized for issuance by 3,000,000 and adopting the new Amended and Restated 2025 Equity Compensation Plan), you may vote “FOR”, “AGAINST” or “ABSTAIN.” For abstentions, see “What happens if I abstain from voting?” below.

For Proposal 2 (amending the Director’s Equity Compensation Plan to increase the number of its shares authorized for issuance by 500,000 and adopting the new Amended and Restated 2025 Directors’ Equity Compensation Plan), you may vote “FOR”, “AGAINST” or “ABSTAIN.” For abstentions, see “What happens if I abstain from voting?” below.

For Proposal 3 (increasing the number of authorized shares of common stock from 50,000,000 to 1,000,000,000 shares), you may vote “FOR”, “AGAINST” or “ABSTAIN.” For abstentions, see “What happens if I abstain from voting?” below.

For Proposal 4 (approving the adoption of a share repurchase program authorizing the Company to repurchase up to $15 million of its outstanding common stock), you may vote “FOR”, “AGAINST” or “ABSTAIN.” For abstentions, see “What happens if I abstain from voting?” below.

For Proposal 5 (approving the issuance by the Company of up to 226,310,704 shares of common stock (and/or securities convertible into or exercisable for common stock) in connection with the private placement transaction completed on July 22, 2025, including shares issuable upon conversion of senior secured convertible notes and accompanying warrants issued in that transaction, as well as any additional shares issuable in connection with an additional $3 million investment permitted under the same agreement on substantially similar terms, which in aggregate may exceed 20% of the total number of shares of the Company’s common stock outstanding immediately prior to such issuance, as determined in accordance with Nasdaq Listing Rule 5635(d). The terms of the private placement contain a four-month waiting period before the notes become convertible and the Company has the right to prepay at any time without penalty, including prior to the time when the notes become convertible. Approval is being sought solely for the described transaction and any additional investment under substantially similar terms, and does not authorize the issuance of shares in connection with any future, unrelated non-public offerings.), you may vote “FOR”, “AGAINST” or “ABSTAIN.” For abstentions, see “What happens if I abstain from voting?” below.

For Proposal 6 (approving the amendment of the Bylaws to add the Company’s corporate address), you may vote “FOR”, “AGAINST” or “ABSTAIN.” For abstentions, see “What happens if I abstain from voting?” below.

If you specify a voting choice, the shares will be voted in accordance with that choice. If you vote your shares, but do not indicate your voting preferences, the Named Proxies will vote your shares in accordance with the recommendations of the Board.

If you are a beneficial owner and you have not provided voting instructions to your bank, broker or nominee, your bank, broker or nominee may not exercise discretionary authority to vote your shares with respect to any of Proposals 1 to 5, which are considered non-routine matters. As a result, your shares will be treated as “broker non-votes” with respect to these proposals. See “What is a broker non-vote?” for more information. Proposal 6 is a routine matter and broker non-votes and abstentions (described below) will be counted as present and entitled to vote for purposes of determining a quorum at the Special Meeting.

Q:	What is the quorum requirement for the Special Meeting?

A:	The quorum requirement for holding a Special Meeting and transacting business is a majority of the outstanding shares of common stock entitled to vote. The shares may be present in person or represented by proxy at the Special Meeting. Abstentions and “broker non-votes” (described below) will be counted as present and entitled to vote for purposes of determining a quorum at the Special Meeting.

Q:	What is the voting requirement to approve each of the proposals?

A:	Amending the Company’s Equity Compensation Plan to increase its number of shares authorized for issuance by 3,000,000 and adopting the new Restated 2025 Equity Compensation Plan (Proposal 1), amending the Director’s Equity Compensation Plan to increase the number of its shares authorized for issuance by 500,000 and adopting the new Amended and Restated 2025 Directors’ Equity Compensation Plan (Proposal 2), increasing the number of authorized shares of common stock from 50,000,000 to 1,000,000,000 (Proposal 3), approving the adoption of a share repurchase program authorizing the Company to repurchase up to $15 million of its outstanding common stock (Proposal 4), approving the issuance by the Company of up to 226,310,704 shares of common stock (and/or securities convertible into or exercisable for common stock) in connection with the private placement transaction completed on July 22, 2025, including shares issuable upon conversion of senior secured convertible notes and accompanying warrants issued in that transaction, as well as any additional shares issuable in connection with an additional $3 million investment permitted under the same agreement on substantially similar terms, which in aggregate may exceed 20% of the total number of shares of the Company’s common stock outstanding immediately prior to such issuance, as determined in accordance with Nasdaq Listing Rule 5635(d). The terms of the private placement contain a four-month waiting period before the notes become convertible and the Company has the right to prepay at any time without penalty, including prior to the time when the notes become convertible. Approval is being sought solely for the described transaction and any additional investment under substantially similar terms, and does not authorize the issuance of shares in connection with any future, unrelated non-public offerings. (Proposal 5), will each require the affirmative vote of a majority of the votes cast on such proposal by the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Approving the amendment of the Bylaws to add the corporate address (Proposal 6) will require 66 2/3% affirmative vote of all shareholders. See Proposal 6 below. In each case, a quorum must be present at the Special Meeting for a valid vote.

Q:	What happens if I abstain from voting?

A:	If an executed proxy card or voting instruction form is returned and the stockholder has explicitly abstained from voting on any proposal, the shares represented by the proxy will be considered present at the Special Meeting for the purpose of determining a quorum. Abstentions will not be counted as votes cast and therefore they will have no effect on the outcome of any proposal.

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Q:	What is a “broker non-vote”?

A:	A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposal and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine.” One of the proposals considered in this Special Meeting, Proposal 6, is routine. Brokers do not have discretionary authority to vote on matters that are deemed “non-routine,” such as Amending the Company’s Equity Compensation Plan to increase its number of shares authorized for issuance by 3,000,000 and adopting the new Restated 2025 Equity Compensation Plan (Proposal 1), amending the Director’s Equity Compensation Plan to increase the number of its shares authorized for issuance by 500,000 and adopting the new Amended and Restated 2025 Directors’ Equity Compensation Plan (Proposal 2), increasing the number of authorized shares of common stock from 50,000,000 to 1,000,000,000 (Proposal 3), approving the adoption of a share repurchase program authorizing the Company to repurchase up to $15 million of its outstanding common stock (Proposal 4), and approving the issuance by the Company of up to 226,310,704 shares of common stock (and/or securities convertible into or exercisable for common stock) in connection with the private placement transaction completed on July 22, 2025, including shares issuable upon conversion of senior secured convertible notes and accompanying warrants issued in that transaction, as well as any additional shares issuable in connection with an additional $3 million investment permitted under the same agreement on substantially similar terms, which in aggregate may exceed 20% of the total number of shares of the Company’s common stock outstanding immediately prior to such issuance, as determined in accordance with Nasdaq Listing Rule 5635(d). The terms of the private placement contain a four-month waiting period before the notes become convertible and the Company has the right to prepay at any time without penalty, including prior to the time when the notes become convertible. Approval is being sought solely for the described transaction and any additional investment under substantially similar terms, and does not authorize the issuance of shares in connection with any future, unrelated non-public offerings. (Proposal 5). Broker non-votes will be counted for the purposes of determining whether a quorum exists at the Special Meeting, but because they are not votes that are cast, they will have no effect on the outcome of Proposal 1, Proposal 2, Proposal 3, Proposal 4, or Proposal 5.

Q:	Will I have dissenters’ rights?

A:	No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our certificate of incorporation, or our bylaws to any stockholder with respect to any of the proposals.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?

A:	It means your shares are registered differently or are held in more than one account. Please provide voting instructions for all proxy cards and voting instruction forms you receive.

Q:	Where can I find the voting results of the Special Meeting?

A:	We will announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K following the Special Meeting.

9

Outstanding Equity Awards at 2024 Fiscal Year End

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers for the last completed fiscal year of December 31, 2024, as of December 31, 2024.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Ted Karkus	100,000	(1)	400,000	(1)	9.00	4/4/2030
	100,000	(2)	300,000	(2)	6.00	3/16/2031
Jed Latkin	17,500	(3)	40,000	(3)	6.84	3/12/2030
	125,000	(4)	375,000	(4)	6.00	12/31/2030
Robert Morse	-	(5)	-	(5)	-	-

(1)	Award of 500,000 options was granted on April 4, 2024 was scheduled to vest in 5 equal annual installments beginning on April 4, 2024, subject to Mr. Karkus continued service through each vesting date.

(2)	Award of 400,000 options was granted on March 17, 2024 was scheduled to vest in 4 equal annual installments beginning on March 17, 2024, subject to Mr. Karkus continued service through each vesting date.

(3)	Award of 35,000 options was granted on March 13, 2023 was scheduled to vest in 4 equal annual installments beginning on March 13, 2023, subject to Mr. Latkin continued service through each vesting date.

(4)	Award of 125,000 options was granted on January 1, 2024 was scheduled to vest in 4 equal annual installments beginning on January 1, 2024, subject to Mr. Latkin continued service through each vesting date.

(5)	As of December 31, 2024, Mr. Morse had no outstanding or exercisable options.

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Director Compensation for 2024-2026

In setting director compensation, the Board considers the significant amount of time that directors expend in fulfilling their duties to the Company. Only non-employee directors are entitled to compensation for Board service.

For the period beginning July 1, 2024 and ending June 30, 2025 (the “2024 Director Period”), our non-employee directors are entitled to receive:

●	a $35,000 annual cash service retainer (to be paid in quarterly installments beginning September 30, 2024); and
●	a stock option to purchase 70,000 shares of the Company’s common stock with an exercise price of $6.00 per share (the closing price of the Company’s common stock on the grant date); vesting in four equal quarterly installments of 17,500 shares over one year, with the first quarterly installment vesting on September 30, 2024 and each additional installment vesting quarterly thereafter, subject to the director’s continued service with the Company on each such vesting date.

For the period beginning July 1, 2025 and ending June 30, 2026 (the “2025 Director Period”), our non-employee directors were entitled to receive, at their election, either:

●	a $48,000 annual cash service retainer (to be paid in quarterly installments beginning September 30, 2025); and
●	a stock option to purchase shares of the Company’s common stock to be determined upon shareholder approval of Proposal 2 and Proposal 3 with an exercise price per share to be determined (the closing price of the Company’s common stock on the grant date); vesting in four equal quarterly installments over one year, with the first quarterly installment vesting on September 30, 2023 and each additional installment vesting quarterly thereafter, subject to the director’s continued service with the Company on each such vesting date and approval of Proposal 2 and Proposal 3.

Stock options granted under the director compensation program are granted under the Company’s Amended and Restated 2022 Directors’ Equity Compensation Plan (the “2022 Directors’ Plan”) with an exercise price equal to the Fair Market Value (as such term is defined in the 2022 Directors’ Plan) of our common stock on the date of grant.

We reimburse each non-employee member of our Board for out-of-pocket expenses incurred in connection with attending Board and committee meetings. Non-employee directors do not participate in any nonqualified deferred compensation plan and we do not pay any life insurance policies for the directors.

Name (1)	Fees Earned or Paid in Cash ($)	Option Awards (2) ($)	Total ($)
Jason Barr	17,500	163,000	180,500
Louis Gleckel, MD	26,250	163,000	189,250
Warren Hirsch	26,250	163,000	189,250

(1)	Our employee directors do not receive director fees. Accordingly, Mr. Ted Karkus is not entitled to, and did not receive, any compensation for his service on the Board in 2024.
(2)	For each of the non-employee directors, this amount relates to a stock option to purchase 70,000 shares of the Company’s common stock granted to each of the non-employee directors on March 17, 2024 for the 2024 Director Period. The amounts reported represent the aggregate grant date fair value of the option awards granted to the non-employee directors in March 2024, determined in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to value the option award granted, see Note 7 “Stockholders’ Equity” to the financial statements included in our 2024 Annual Report.

As of December 31, 2024, Dr. Gleckel held options to purchase an aggregate of 350,000 shares of common stock and Mr. Hirsch held options to purchase an aggregate of 250,000 shares of common stock.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with respect to shares of common stock that may be issued under our equity compensation plans issued as of December 31, 2024:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)(2)(3)	3,330,000	$6.74	705,785
Equity compensation plans not approved by security holders(4)	550,000	$6.02	-
Total

(1)	At December 31, 2024, there were 2,286,124 shares of our common stock issuable pursuant to stock options outstanding under the 2022 Plan. At December 31, 2024, there were 1,093,285 shares of common stock that were available for issuance pursuant to the 2022 Plan.

(2)	At December 31, 2024, there were 665,126 shares of our common stock issuable pursuant to stock options outstanding under the 2022 Directors’ Plan. At December 31, 2024, there were 210,000 shares of common stock that were available for issuance pursuant to the 2022 Directors Plan.

(3)	At December 31, 2024, no stock options were outstanding under the 2018 Stock Incentive Plan. At December 31, 2024, there were no shares of common stock that were available for issuance pursuant to the 2018 Stock Incentive Plan.

(4)	Represents the number of shares of our common stock underlying stock option awards granted as inducements material to employees entering into employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4) and outstanding as of December 31, 2024.

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SECURITY OWNERSHIP

The following table sets forth information regarding ownership of our common stock as of April 29, 2025 by (a) each person known to the Company to own more than 5% of the outstanding shares of our common stock, (b) each director and nominee for director of the Company, (c) the named executive officers for the last completed fiscal year of December 31, 2024 and (d) all directors, nominees, and current executive officers as a group as of April 29, 2025. Unless otherwise indicated, the address of each person or entity listed below is the Company’s principal executive office.

Name of Beneficial Owners	Common Stock Beneficially Owned(1)	Percent of Class (%)(2)
Officers and Directors
Ted Karkus(3)	3,215,329	7.6%
Jed Latkin	—	—
Louis Gleckel, MD(4)	436,340	1.0%
Warren Hirsch(5)	232,500	*
All Current Directors and Executive Officers (4 persons)(6)	4,109,169	9.6%

* Less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 (“Rule 13d-3”) under the Exchange Act, and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power.

(2)	The percentage of class is calculated in accordance with Rule 13d-3 based on 41,879,017 shares outstanding on April 29, 2025. Shares of common stock that a person has the right to acquire within 60 calendar days of April 29, 2025 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all executive officers and directors as a group.

(3)	Includes 138,600 shares held by Mr. Karkus’ son who resides with him and for which Mr. Karkus may be deemed the beneficial owner. Does not include the Unvested Warrants. See Related Party Transactions.

(4)	Includes options to purchase 332,5000 shares that are vested or will vest within 60 days of April 29, 2025.

(5)	Includes options to purchase 232,500 shares that are vested or will vest within 60 days of April 29, 2025.

(6)	Includes options to purchase 990,000 shares that are vested or will vest within 60 days of April 29, 2025.

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Comparison Chart: 2022 Plans vs. Proposed 2025 Plans

Feature	2022 Equity Plan	2025 Equity Plan (Proposal 1)	2022 Directors’ Plan	2025 Directors’ Plan (Proposal 2)
Share Reserve	33,750 shares	+3,000,000 shares	100,000 shares	+500,000 shares
Term	10 years	10 years	10 years	10 years
Eligible Participants	Employees, consultants	Same	Non-employee directors	Same
Shareholder Approval	Approved 2022	Seeking approval 2025	Approved 2022	Seeking approval 2025
Plan Status	Active	Will supersede 2022 Equity Plan	Active	Will supersede 2022 Directors’ Equity Plan

PROPOSAL 1 – APPROVAL OF THE AMENDED AND RESTATED 2025 EQUITY COMPENSATION PLAN

On June 16, 2023, Company shareholders approved the Amended and Restated 2022 Equity Compensation Plan (the “Amended and Restated 2022 Plan”). As of July 25, 2025, there remained 33,750 shares available for future issuance under the Amended and Restated 2022 Plan, which our Board has determined to be insufficient for the Company’s growth. The Amended and Restated 2022 Plan is attached hereto as Exhibit 2.

The Board recommends that shareholders replace the Amended and Restated 2022 Plan by adopting the 2025 Equity Compensation Plan (“2025 Plan”) which will increase the number of shares reserved for issuance under the Company’s employee equity compensation plan by 3,000,000 shares. The 2025 Plan is attached as Exhibit 3 to this Proxy Statement.

Because grants under the 2025 Plan will be within the discretion of the Compensation Committee at various future dates, it is not possible as of the date of this Proxy Statement to accurately determine future benefits that will be received by our executive officers and other plan participants.

In setting the amount of shares proposed to be added to the 2025 Plan, our Compensation Committee and the Board considered the total amount of awards outstanding under existing grants and available for new awards, as well as anticipated stock award grants over the next year. Our Compensation Committee believes that 3,000,000 additional shares is appropriate at this time to allow us to grant awards over at least the next year.

The Company believes that it has a strong business model and that it will continue to achieve improved financial operations and results in future years. In order to achieve this future success, the Company will need to attract, retain and motivate key personnel and potential hires. The Board believes that equity-based compensation will continue to be essential to permit the Company to successfully continue the pursuit of these objectives. Accordingly, the Board is proposing the 2025 Plan to permit the continued issuance by the Company of equity-based compensation.

The 2025 Plan as proposed is otherwise unchanged from the Amended and Restated 2022 Plan as approved by the stockholders, except for the increase in the total authorized shares thereunder.

The principal features of the 2025 Plan include:

●	No Discount Stock Options: The 2025 Plan prohibits the grant of a stock option with an exercise price less than the fair market value of the Company’s stock on the date of grant.

●	No Repricing of Stock Options: The 2025 Plan prohibits the repricing of stock options without stockholder approval.

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●	Independent Committee Administration: The 2025 Plan will be administered by the Compensation Committee of the Board, whose members satisfy the independence requirements of Rule 10A-3(b)(1) of the Exchange Act, and are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act, and “independent directors” as required by Nasdaq.

●	No Evergreen Feature: The 2025 Plan does not contain an “evergreen” provision that automatically increases the number of shares authorized for issuance under the 2025 Plan.

●	No Transfer for Value: Participants are not permitted to transfer awards for value under the 2025 Plan.

●	Material Amendments to the Plan Require Stockholder Approval: The 2025 Plan provides that a material amendment to the 2025 Plan will not be effective unless approved by the Company’s stockholders.

A description of the 2025 Plan is included below. It is not a complete statement of the 2025 Plan. The full text of the 2025 Plan, which has been marked to show changes from the existing Amended and Restated 2022 Plan, is attached as Exhibit 3 to this Proxy Statement. The 2025 Plan will become effective on September 1, 2025, pending stockholder approval of this Proposal 1 at the Special Meeting.

Purpose. The purpose of the 2025 Plan is to aid us and our affiliates in recruiting and retaining key employees of outstanding ability and to motivate those employees to exert their best efforts on our behalf and the behalf of our affiliates by providing incentives through the granting of options, restricted stock awards, restricted stock units (“RSUs”), and stock-based compensation, to relate employees’ compensation more closely to the Company’s performance and its stockholders’ interests, and to increase employees’ stock ownership in the Company.

Eligibility. All of the Company’s employees, including employees who are officers, and our directors are eligible to participate in the 2025 Plan. Consultants and advisors who perform services for the Company are also eligible to participate in the 2025 Plan. As of July 25, 2025, the Company had three non-employee directors and 20 employees (including those at the subsidiary level), which include two executive officers, who were eligible to participate in the 2022 Amended and Restated Plan. In addition, the Company routinely utilizes varying levels of consultants and advisors to conduct its normal business operations.

Shares Subject to the Plan. The 2022 Amended and Restated Plan currently authorizes the issuance of 1,975,785 shares (subject to the counting, adjustment and substitution provisions of the predecessor plan). Shares that are subject to awards under the 2022 Amended and Restated Plan which terminate, expire, forfeit or lapse without the payment of consideration (or awards settled in cash in lieu of shares) may be granted again under the 2025 Plan.

If the 2025 Plan is approved by our stockholders, the number of shares authorized for issuance will be (i) 3,000,000, plus (ii) the number of shares available under the 2022 Amended and Restated Plan immediately prior to stockholder approval of the 2025 Plan (as of July 25, 2025, 33,750 shares were available under the 2022 Amended and Restated Plan, subject to the counting, adjustment and substitution provisions of the Plan), plus (iii) that number of shares that are represented by awards which previously have been granted and are outstanding under the 2022 Amended and Restated Plan (including those granted under the predecessor Equity Compensation Plans) on the date the 2025 Plan is approved by stockholders of the Company and which subsequently expire or otherwise lapse, are terminated or forfeited, are settled in cash, or exchanged with the Administrator’s permission, prior to the issuance of shares, for awards not involving shares of common stock, without the issuance of the underlying shares, all of which may be issued as ISOs to the extent approved or by prior stockholder approval.

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Administration. The 2025 Plan will be administered by the “Committee,” which is the Compensation Committee or such other committee of our Board to which the Board has delegated power. The Committee is authorized to interpret the 2025 Plan to establish, amend and rescind any rules and policies relating to the 2025 Plan and to make any other determinations that it deems necessary or advisable for the administration of the 2025 Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the 2025 Plan in the manner and to the extent the Committee deems necessary or advisable. The Committee will have the full power and authority to establish the terms and conditions of any award consistent with the provisions of the 2025 Plan and, except with respect to the provisions prohibiting repricing of any award granted under the 2025 Plan, to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee need not be uniform and may be made selectively among participants in the 2025 Plan.

Performance-Based Awards and Metrics. Under the 2025 Plan, the Compensation Committee may grant performance-based equity awards that are earned or vest upon the achievement of specified performance goals. These performance goals may be based on company-wide financial or strategic objectives, individual performance criteria, or a combination of both.

Company performance metrics may include, but are not limited to:

●	Revenue growth
●	EBITDA or adjusted EBITDA
●	Net income
●	Earnings per share (EPS)
●	Total shareholder return (TSR)
●	Return on equity (ROE)
●	Strategic initiatives, such as product development milestones, operational efficiency goals, or M&A integration success

Individual performance metrics may include, but are not limited to:

●	Achievement of role-specific objectives
●	Individual, leadership, and team development
●	Execution of strategic initiatives
●	Cross-functional collaboration
●	Operational or departmental efficiency improvements

Performance goals may be set on an absolute or relative basis and are determined by the Compensation Committee at the time of grant. The Committee may exercise discretion to adjust or modify goals to reflect extraordinary events or changed circumstances.

Limitations. No award may be granted under the 2025 Plan after the tenth anniversary of the effective date (as defined therein), but awards theretofore granted may extend beyond that date.

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Options. The Committee may grant non-qualified stock options and incentive stock options, which will be subject to the terms and conditions as set forth in the 2025 Plan, the related option agreement and any other terms, not inconsistent therewith, as determined by the Committee; provided that all stock options granted under the 2025 Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our common stock underlying such stock options on the date an option is granted (other than in the case of options granted in substitution of previously granted options), and all stock options that are intended to qualify as incentive stock options will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The maximum term for stock options granted under the 2025 Plan will be seven years from the initial date of grant. The purchase price for the shares as to which a stock option is exercised will be paid to us, to the extent permitted by law (i) in cash or its equivalent at the time the stock option is exercised, (ii) in shares having a fair market value equal to the aggregate exercise price for the shares being purchased and satisfying any requirements that may be imposed by the Committee, so long as the shares have been held for no less than six months (or such other period established by the Committee in order to avoid adverse accounting treatment), (iii) partly in cash and partly in shares (as described above), (iv) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell the shares being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price for the shares being purchased, or (v) to the extent the Committee provides in the option agreement or otherwise, through net settlement in shares.

Restricted Stock. Restricted stock awards may be granted under the 2025 Plan. Restricted stock awards are grants of shares that vest in accordance with terms and conditions established by the Committee. The Committee will determine the number of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2025 Plan, will determine the terms and conditions of such awards. The Committee may impose whatever conditions to vesting it determines to be appropriate (for example, the Committee may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the Committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the Committee provides otherwise. Shares of restricted stock that do not vest are subject to the Company’s right of repurchase or forfeiture.

Restricted Stock Units. Awards of RSUs may be granted under the 2025 Plan. A RSU is the right to receive shares at a future date. The Committee determines the terms and conditions of RSUs, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the Committee, in its sole discretion, may accelerate the time at which RSUs will vest.

Other Stock-Based Awards. In addition to stock options, restricted stock and RSUs, the Committee may grant or sell awards of shares, including performance-based awards. Prior to the payment of any performance-based award, the Committee, or its delegate, will certify that the applicable performance goals have been met. In connection with such certification, the Committee, or its delegate, may decide to pay amounts, which are less than the award otherwise payable for achievement of the applicable performance goals; provided that the Committee has the authority to waive any applicable performance goal. In the event the applicable performance goals are not waived by the Committee, payment of an award to a participant will occur only after certification and will be made as determined by our Committee in its sole discretion after the end of the applicable performance period.

Clawback. Awards under the 2025 Plan are subject to the Company’s clawback policy as may be in effect from time to time, including any policy adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 and applicable listing standards of The Nasdaq Stock Market. In addition, the Compensation Committee retains the discretion to impose additional clawback, forfeiture, or repayment provisions in individual award agreements, including in the event of a participant’s misconduct or a restatement of the Company’s financial statements.

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Effect of Certain Events on the 2025 Plan. In the event of any change in the outstanding shares of our common stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange or change in capital structure, any distribution or special dividend to stockholders of shares, cash or other property (other than regular cash dividends) or any similar event, the Committee without liability to any person will make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares or other securities issued or reserved for issuance as set forth in the 2025 Plan or pursuant to outstanding awards and the per share exercise price thereof, as applicable; provided that the Committee determines in its sole discretion the manner in which such substitution or adjustment will be made. Except as otherwise provided in an award agreement or otherwise determined by the Committee, in the event of a Change of Control (as defined below) or similar corporate transaction (whether or not involving a permitted holder), with respect to any outstanding award then held by participants which are unexercisable or otherwise unvested or subject to lapse restrictions, the Committee will accelerate, vest, or cause the restrictions to lapse with all or any portion of an award, and may (i) cancel award for fair value (as determined in the sole discretion of the Committee), which, in the case of stock options, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of shares subject to such stock options over the aggregate exercise price of such stock options, (ii) provide for the issuance of substitute awards, or (iii) provide that the stock options will be exercisable for all shares subject thereto for a period of at least 10 days prior to the Change of Control and that upon the occurrence of the Change of Control, the stock options will terminate and be of no further force or effect. For the avoidance of doubt, the Committee may cancel stock options for no consideration if the fair market value of the shares subject to such options is less than or equal to the aggregate exercise price of such stock options.

For purposes of the 2025 Plan, a Change of Control means the occurrence of any one of the following events:

(i) A change in the ownership of the Company that occurs on the date that any one person, or more than one person acting as a group (for purposes of SEC Rule 13d) (“Person”), acquires ownership of the shares that, together with the shares held by such Person, constitutes more than 50% of the total voting power of the shares of the Company. No Change of Control will have occurred in the event Ted Karkus (the “Executive”) or a group which includes Executive acquires more than 50% of the voting control of the Company. The acquisition of additional shares by any one Person, who is considered to own more than 50% of the total voting power of the shares of the Company will not be considered an additional Change of Control; or

(ii) A change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any 12 month period by directors whose appointment or election is not endorsed by one of either the Executive or a majority of the members of the Board prior to the date of the appointment or election; or

(iii) A change in the ownership of a “substantial portion of the Company’s assets”, as defined herein. For this purpose, a “substantial portion of the Company’s assets” will mean assets of the Company having a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such change in ownership. For purposes of this subsection (iii), a change in ownership of a substantial portion of the Company’s assets occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that constitute a “substantial portion of the Company’s assets.” For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (a) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (b) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change of Control unless the transaction qualifies as a change of control event within the meaning of Section 409A of the Code.

Nontransferability of Awards. Unless otherwise determined by the Committee, an award will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution.

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Federal Income Tax Consequences. The current United States federal income tax treatment of awards under the 2025 Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may be gift and estate tax consequences. Local, state and other taxing authorities may also tax grants under the 2025 Plan. Tax laws are subject to change. Each award holder should consult with his or her personal tax advisor concerning the application of the general principles discussed below to his or her own situation and the application of other tax laws.

Nonqualified Stock Options. There generally are no federal income tax consequences upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the recipient recognizes ordinary income in an amount equal to the difference between the fair market value of the underlying stock on the date of exercise and the exercise price. Any gain or loss realized on disposition of shares purchased upon exercise of a nonstatutory stock option is treated as a capital gain or loss for federal income tax purposes. The capital gain tax rate will depend on the length of time the participant holds the shares and other factors. The Company generally is entitled to a corresponding federal income tax deduction.

If a participant surrenders shares underlying a nonqualified stock option to pay the exercise price, such person recognizes no gain or loss on the surrendered shares, and his or her basis and holding period for the surrendered shares continues to apply to that number of new shares equal to the surrendered shares. To the extent that the number of shares received upon the exercise of the option exceeds the number surrendered, the fair market value of the excess shares on the date of exercise, reduced by any cash paid by the participant upon exercise, is includible in gross income. The basis in the excess shares equals the sum of the cash paid upon the exercise of the stock option plus any amount included in the exercising person’s gross income as a result of the exercise.

Incentive Stock Options. There generally are no federal income tax consequences upon the grant of an incentive stock option. A recipient does not recognize income for purposes of the regular federal income tax upon the exercise of an incentive stock option. However, for purposes of the alternative minimum tax, in the year in which an incentive stock option is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price is included in alternative minimum taxable income.

Income is recognized upon the sale of stock acquired upon exercise of an incentive stock option. If the shares acquired upon exercise of an incentive stock option are disposed after two years from the date the option was granted and after one year from the date the shares were transferred upon the exercise of the option, the person recognizes long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price. The Company is not entitled to any corresponding tax deduction.

If a participant disposes of shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements (a disqualifying disposition), the gain recognized on the disposition is taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and, generally, the Company is entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income is long-term or short-term capital gain, depending upon the length of time the participant held the shares before the disposition.

If a participant surrenders shares received upon the exercise of a prior incentive stock option to pay the exercise price of any option within either the two-year or one-year holding periods described above, the disqualifying disposition of the shares used to pay the exercise price results in income (or loss) to the participant and, to the extent of recognized income, a tax deduction for the Company. If a participant surrenders the shares after the holding period requirements are met, or if a participant surrenders shares that were not received upon the exercise of an incentive stock option, the participant recognizes no gain or loss on the surrendered shares, and the basis and the holding period for the surrendered shares continues to apply to that number of new shares that is equal to the surrendered shares. The holding period for purposes of determining whether a participant has a disqualifying disposition for the new shares when the participant sells the shares begins on the date the shares were exercised. To the extent that the number of shares received exceeds the number of shares surrendered, the basis in the excess shares equals the amount of cash, if any, paid for such excess shares and the holding period with respect to the excess shares begins on the date the shares were exercised.

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Restricted Stock. A participant will not recognize income at the time a restricted stock award is granted. When the restrictions lapse with regard to any installment of restricted stock, the participant will recognize ordinary income in an amount equal to the fair market value of the shares with respect to which the restrictions lapse, unless the participant elected to realize ordinary income in the year the award is granted in an amount equal to the fair market value of the restricted stock awarded, determined without regard to the restrictions.

RSUs. A participant will not recognize income at the time RSUs are granted. The participant will recognize ordinary income at the time the RSUs vest, in an amount equal to the fair market value of the shares delivered. The amount of ordinary income recognized by the participant is subject to payroll taxes. The Company is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Tax Withholding. The Company has the right to deduct from all grants or other compensation payable to a participant any taxes required to be withheld with respect to grants under the 2025 Plan. The Company may require that a participant pay to it the amount of any required withholding. The Committee may permit a participant to satisfy the Company’s tax withholding obligation with respect to a grant by having shares withheld. However, the value of shares withheld may not exceed the minimum required tax withholding amount.

Method of Valuation. For purposes of determining the exercise price of stock options and the valuation of other equity awards under the 2025 Plan, the “fair market value” of the Company’s common stock on a given date will generally be equal to the closing sales price per share of the Company’s common stock as reported on the Nasdaq Capital Market (or such other national securities exchange on which the shares are then listed) on the date of grant. If the shares are not traded on such date, fair market value will be determined based on the closing price on the last preceding trading date, or by such other reasonable method as determined by the Compensation Committee in accordance with applicable law. For financial reporting purposes, the Company expects to determine the grant-date fair value of awards in accordance with ASC Topic 718 using commonly accepted valuation methodologies, such as the Black-Scholes option-pricing model for stock options. The valuation assumptions may include the stock price on the date of grant, expected stock price volatility, expected term of the award, risk-free interest rate, and expected dividend yield, among other factors.

Amendment and Termination. The Committee may amend, alter or discontinue the 2025 Plan, but no amendment, alteration or discontinuation will be made which, (i) without the approval of our stockholders, would (except as provided in the 2025 Plan in connection with adjustments in certain corporate events), increase the total number of shares reserved for the purposes of the 2025 Plan or change the maximum number of shares of common stock for which awards may be granted to any participant, or (ii) without the consent of a participant, would materially adversely impair any of the rights or obligations under any award theretofore granted to the participant under the 2025 Plan; provided, however, that the Committee may amend the 2025 Plan in such manner as it deems necessary to permit the granting of award meeting the requirements of the Code or other applicable laws, including, without limitation, to avoid adverse tax consequences to us or any participant. In no event may the Committee or any other entity reprice any option or substitute any outstanding option for a new option with a lower exercise price.

Nasdaq Listing Rule 5635(c) Shareholder Approval Requirement. Nasdaq Listing Rule 5635(c) requires shareholder approval of equity compensation plans or material amendments thereto when such plans provide for the issuance of equity securities to the Company’s officers, directors, employees, or consultants. Because the proposed 2025 Plan would supersede the Company’s existing equity compensation plan and authorize the issuance of additional shares of common stock to eligible participants, and because the proposed amendment to the Company’s Amended and Restated 2022 Plan would materially increase the number of shares available for issuance thereunder, shareholder approval of this proposal is required under Rule 5635(c).

The amounts of future awards under the Amended and Restated 2025 Equity Compensation Plan are not determinable at this time, as awards under the plan will be made at the discretion of the Committee. No awards have been approved or granted under the Amended and Restated 2025 Equity Compensation Plan that are contingent upon stockholder approval.

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Required Vote

Approval of the 2025 Plan will require the affirmative vote of a majority of the votes cast on such proposal by the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon. A quorum must be present at the Special Meeting for a valid vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE SECOND AMENDED AND RESTATED 2022 PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2025 PLAN UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

No Appraisal or Dissenters’ Rights

Under Delaware law and our Certificate of Incorporation and Bylaws, stockholders are not entitled to appraisal or dissenters’ rights with respect to the approval of the 2025 Plan.

PROPOSAL 2 -APPROVAL OF 2025 DIRECTORS’ EQUITY COMPENSATION PLAN

On June 16, 2023, Company shareholders approved the Amended and Restated 2022 Directors’ Equity Compensation Plan (the “Amended and Restated 2022 Directors’ Plan”). As of July 25, 2025, there were 100,000 shares available for future issuance under the Amended and Restated 2022 Directors’ Plan, which our Board has determined to be insufficient for the Company’s growth. The Amended and Restated 2022 Directors’ Plan is attached hereto as Exhibit 4.

The Board recommends that shareholders approve the adoption of the new 2025 Directors’ Equity Compensation Plan (“2025 Directors’ Plan”) which will increase the number of shares reserved for issuance under the Company’s director equity compensation plan by 500,000 shares. The 2025 Directors’ Plan is attached as Exhibit 5 to this Proxy Statement.

Interests of Directors. Our non-employee directors have a direct interest in this proposal because they are eligible to receive awards under the 2025 Directors’ Plan. The Board was aware of these interests when it approved the 2025 Directors’ Plan and recommended that stockholders vote in favor of this proposal.

In setting the amount of shares proposed to be added to the Amended and Restated 2022 Directors’ Plan, our Compensation Committee and the Board considered the total amount of awards outstanding under existing grants and available for new awards, as well as anticipated stock award grants to directors in future years.

The 2025 Directors’ Plan as proposed is otherwise unchanged from the Amended and Restated 2022 Directors’ Plan as approved by the stockholders, except for the increase in the total authorized shares thereunder and a provision providing for the adjustment of the per share exercise price of stock options granted under the Amended and Restated 2025 Directors’ Plan in the event of any change in the outstanding shares of common stock of the Company as a result of, among other things, any distribution or special dividend to stockholders of shares, cash or other property.

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The principal features of the Amended and Restated 2025 Directors’ Plan include:

●	No Discount Stock Options: The Amended and Restated 2025 Directors’ Plan prohibits the grant of a stock option with an exercise price less than the fair market value of the Company’s stock on the date of grant.

●	No Repricing of Stock Options: The Amended and Restated 2025 Directors’ Plan prohibits the repricing of stock options without stockholder approval.

●	Independent Committee Administration: The Amended and Restated 2025 Directors’ Plan will be administered by the Compensation Committee of the Board, whose members satisfy the independence requirements of Rule 10A-3(b)(1) of the Exchange Act, and are “outside directors” as defined under Section 162(m) of the Code, “non-employee directors” as defined in Rule 16b-3 of the Exchange Act, and “independent directors” as required by Nasdaq.

●	No Evergreen Feature: The Amended and Restated 2025 Directors’ Plan does not contain an “evergreen” provision that automatically increases the number of shares authorized for issuance under the Amended and Restated 2025 Directors’ Plan.

●	No Transfer for Value: Participants are not permitted to transfer awards for value under the Amended and Restated 2025 Directors’ Plan.

●	Material Amendments to the Plan Require Stockholder Approval: The Amended and Restated 2025 Directors’ Plan provides that a material amendment to the Amended and Restated 2025 Directors’ Plan will not be effective unless approved by the Company’s stockholders.

A description of the Amended and Restated 2025 Directors’ Plan is included below. It is not a complete statement of the Amended and Restated 2025 Directors’ Plan. The full text of the Amended and Restated 2025 Directors’ Plan, which has been marked to show changes to the existing 2025 Directors’ Plan, is attached as Appendix B to this Proxy Statement. The Amended and Restated 2022 Directors’ Plan will become effective immediately upon stockholder approval of this Proposal 2 at the Special Meeting.

Purpose. The purpose of the Second Amended and Restated 2022 Directors’ Plan is to attract and retain highly qualified individuals to serve on the Board, to relate Directors’ compensation more closely to the Company’s performance and its stockholders’ interests, and to increase Directors’ stock ownership in the Company. A primary purpose of the plan is to provide the Company with the ability to pay all or a portion of the fees of Directors in restricted stock instead of cash, thereby strengthening the cash flow position of the Company.

Eligibility. All of the Company’s directors are eligible to participate in the Amended and Restated 2025 Directors’ Plan.

The amounts of future awards under the Amended and Restated 2025 Directors’ Equity Compensation Plan are not determinable at this time, as awards under the plan will be made at the discretion of the Committee. No awards have been approved or granted under the Amended and Restated 2025 Directors’ Equity Compensation Plan that are contingent upon stockholder approval.

Shares Subject to the Plan. The 2025 Directors’ Plan currently authorizes the issuance of (i) 300,000 shares. Shares that are subject to awards under the 2025 Directors’ Plan which terminate, expire, forfeit or lapse without the payment of consideration (or awards settled in cash in lieu of shares) may be granted again under the 2025 Directors’ Plan.

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If the Amended and Restated 2025 Directors’ Plan is approved by our stockholders, the number of shares authorized for issuance will be (i) 500,000, plus (ii) the number of shares available under the Amended and Restated 2022 Directors’ Plan immediately prior to stockholder approval of the Amended and Restated 2025 Directors’ Plan (as of July 25, 2025, 100,000 shares were available under the 2022 Directors’ Plan, subject to the counting, adjustment and substitution provisions of the Plan), plus (iii) , that number of shares that are represented by awards which previously have been granted and are outstanding under the Amended and Restated 2022 Directors’ Plan (including those granted under the predecessor Equity Compensation Plans) on the date the Amended and Restated 2025 Directors’ Plan is approved by stockholders of the Company and which subsequently expire or otherwise lapse, are terminated or forfeited, are settled in cash, or exchanged with the Administrator’s permission, prior to the issuance of shares, for awards not involving shares of common stock, without the issuance of the underlying shares, all of which may be issued as ISOs to the extent approved or by prior stockholder approval.

Administration. The Amended and Restated 2025 Directors’ Plan is administered by the “Committee,” which is the Compensation Committee or such other committee of our Board to which the Board has delegated power. The Committee is authorized to interpret the Amended and Restated 2025 Directors’ Plan to establish, amend and rescind any rules and policies relating to the Amended and Restated 2025 Directors’ Plan and to make any other determinations that it deems necessary or advisable for the administration of the Amended and Restated 2025 Directors’ Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Amended and Restated 2025 Directors’ Plan in the manner and to the extent the Committee deems necessary or advisable. The Committee will have the full power and authority to establish the terms and conditions of any award consistent with the provisions of the Amended and Restated 2025 Directors’ Plan and, except with respect to the provisions prohibiting repricing of any award granted under the Amended and Restated 2025 Directors’ Plan, to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee need not be uniform and may be made selectively among participants in the Amended and Restated 2025 Directors’ Plan.

Performance-Based Awards and Metrics. Under the Amended and Restated 2025 Directors’ Plan, the Compensation Committee may grant performance-based equity awards that are earned or vest upon the achievement of specified performance goals. These performance goals may be based on company-wide financial or strategic objectives, individual performance criteria, or a combination of both.

Company performance metrics may include, but are not limited to:

●	Revenue growth
●	EBITDA or adjusted EBITDA
●	Net income
●	Earnings per share (EPS)
●	Total shareholder return (TSR)
●	Return on equity (ROE)
●	Strategic initiatives, such as product development milestones, operational efficiency goals, or M&A integration success

Individual performance metrics may include, but are not limited to:

●	Achievement of role-specific objectives
●	Individual, leadership, and team development
●	Execution of strategic initiatives
●	Cross-functional collaboration
●	Operational or departmental efficiency improvements

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Performance goals may be set on an absolute or relative basis and are determined by the Compensation Committee at the time of grant. The Committee may exercise discretion to adjust or modify goals to reflect extraordinary events or changed circumstances.

Limitations. No award may be granted under the Amended and Restated 2025 Directors’ Plan after the tenth anniversary of the effective date (as defined therein), but awards theretofore granted may extend beyond that date.

Options. The Committee may grant non-qualified stock options, which will be subject to the terms and conditions as set forth in the Amended and Restated 2025 Directors’ Plan, the related option agreement and any other terms, not inconsistent therewith, as determined by the Committee; provided that all stock options granted under the Amended and Restated 2025 Directors’ Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our common stock underlying such stock options on the date an option is granted (other than in the case of options granted in substitution of previously granted options). The maximum term for stock options granted under the Amended and Restated 2025 Directors’ Plan will be seven years from the initial date of grant. The purchase price for the shares as to which a stock option is exercised will be paid to us, to the extent permitted by law (i) in cash or its equivalent at the time the stock option is exercised, (ii) in shares having a fair market value equal to the aggregate exercise price for the shares being purchased and satisfying any requirements that may be imposed by the Committee, so long as the shares have been held for no less than six months (or such other period established by the Committee in order to avoid adverse accounting treatment), (iii) partly in cash and partly in shares (as described above), (iv) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell the shares being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price for the shares being purchased, or (v) to the extent the Committee has provided in the option agreement or otherwise, through net settlement in shares.

Restricted Stock. Restricted stock awards may be granted under the Amended and Restated 2025 Directors’ Plan. Restricted stock awards are grants of shares that vest in accordance with terms and conditions established by the Committee. The Committee will determine the number of restricted stock granted to a director and, subject to the provisions of the Amended and Restated 2025 Directors’ Plan, will determine the terms and conditions of such awards. The Committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the Committee provides otherwise. Shares of restricted stock that do not vest are subject to the Company’s right of repurchase or forfeiture.

Restricted Stock Units. Awards of RSUs may be granted under the Amended and Restated 2025 Directors’ Plan. An RSU is the right to receive shares at a future date. The Committee determines the terms and conditions of RSUs, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the Committee, in its sole discretion, may accelerate the time at which RSUs will vest.

Other Stock-Based Awards. In addition to stock options, restricted stock and RSUs, the Committee may grant or sell awards of shares, including performance-based awards. Prior to the payment of any performance-based award, the Committee, or its delegate, will certify that the applicable performance goals have been met. In connection with such certification, the Committee, or its delegate, may decide to pay amounts, which are less than the award otherwise payable for achievement of the applicable performance goals; provided that the Committee will have the authority to waive any applicable performance goal. In the event the applicable performance goals are not waived by the Committee, payment of an award to a participant will occur only after certification and will be made as determined by our Committee in its sole discretion after the end of the applicable performance period.

Clawback. Awards under the Amended and Restated 2025 Directors’ Plan are subject to the Company’s clawback policy as may be in effect from time to time, including any policy adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 and applicable listing standards of The Nasdaq Stock Market. In addition, the Compensation Committee retains the discretion to impose additional clawback, forfeiture, or repayment provisions in individual award agreements, including in the event of a participant’s misconduct or a restatement of the Company’s financial statements.

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Effect of Certain Events on Amended and Restated 2025 Directors’ Plan. In the event of any change in the outstanding shares of our common stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange or change in capital structure, any distribution or special dividend to stockholders of shares, cash or other property (other than regular cash dividends) or any similar event, the Committee without liability to any person will make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares or other securities that may be issued as set forth in the Amended and Restated 2025 Directors’ Plan or pursuant to outstanding awards; provided that the Committee will determine in its sole discretion the manner in which such substitution or adjustment will be made. Except as otherwise provided in an award agreement or otherwise determined by the Committee, in the event of a Change of Control (as defined below) or similar corporate transaction (whether or not involving a permitted holder), with respect to any outstanding award then held by participants which are unexercisable or otherwise unvested or subject to lapse restrictions, the Committee will accelerate, vest, or cause the restrictions to lapse with all or any portion of an award, and may (i) cancel award for fair value (as determined in the sole discretion of the Committee), which, in the case of stock options, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of shares subject to such stock options over the aggregate exercise price of such stock options, (ii) provide for the issuance of substitute awards, or (iii) provide that the stock options will be exercisable for all shares subject thereto for a period of at least 10 days prior to the Change of Control and that upon the occurrence of the Change of Control, the stock options will terminate and be of no further force or effect. For the avoidance of doubt, the Committee may cancel stock options for no consideration if the fair market value of the shares subject to such options is less than or equal to the aggregate exercise price of such stock options.

For purposes of the Amended and Restated 2025 Directors’ Plan, a Change of Control means the occurrence of any one of the following events:

(i) A change in the ownership of the Company that occurs on the date that any one person, or more than one person acting as a group (for purposes of SEC Rule 13d) (“Person”), acquires ownership of the shares that, together with the shares held by such Person, constitutes more than 50% of the total voting power of the shares of the Company. No Change of Control will have occurred in the event Ted Karkus (the “Executive”) or a group which includes Executive acquires more than 50% of the voting control of the Company. The acquisition of additional shares by any one Person, who is considered to own more than 50% of the total voting power of the shares of the Company will not be considered an additional Change of Control; or

(ii) A change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any 12 month period by directors whose appointment or election is not endorsed by one of either the Executive or a majority of the members of the Board prior to the date of the appointment or election; or

(iii) A change in the ownership of a “substantial portion of the Company’s assets”, as defined herein. For this purpose, a “substantial portion of the Company’s assets” will mean assets of the Company having a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such change in ownership. For purposes of this subsection (iii), a change in ownership of a substantial portion of the Company’s assets occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that constitute a “substantial portion of the Company’s assets.” For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (a) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (b) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

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For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change of Control unless the transaction qualifies as a change of control event within the meaning of Section 409A.

Nontransferability of Awards. Unless otherwise determined by the Committee, an award will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution.

Federal Income Tax Consequences. The current United States federal income tax treatment of awards under the Amended and Restated 2025 Directors’ Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may be gift and estate tax consequences. Local, state and other taxing authorities may also tax grants under the Amended and Restated 2025 Directors’ Plan. Tax laws are subject to change. Each award holder should consult with his or her personal tax advisor concerning the application of the general principles discussed below to his or her own situation and the application of other tax laws.

Nonqualified Stock Options. There generally are no federal income tax consequences upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the recipient recognizes ordinary income in an amount equal to the difference between the fair market value of the underlying stock on the date of exercise and the exercise price. Any gain or loss realized on disposition of shares purchased upon exercise of a nonstatutory stock option is treated as a capital gain or loss for federal income tax purposes. The capital gain tax rate will depend on the length of time the participant holds the shares and other factors. The Company generally is entitled to a corresponding federal income tax deduction.

If a participant surrenders shares underlying a nonqualified stock option to pay the exercise price, such person recognizes no gain or loss on the surrendered shares, and his or her basis and holding period for the surrendered shares continues to apply to that number of new shares equal to the surrendered shares. To the extent that the number of shares received upon the exercise of the option exceeds the number surrendered, the fair market value of the excess shares on the date of exercise, reduced by any cash paid by the participant upon exercise, is includible in gross income. The basis in the excess shares equals the sum of the cash paid upon the exercise of the stock option plus any amount included in the exercising person’s gross income as a result of the exercise.

Restricted Stock. A participant will not recognize income at the time a restricted stock award is granted. When the restrictions lapse with regard to any installment of restricted stock, the participant will recognize ordinary income in an amount equal to the fair market value of the shares with respect to which the restrictions lapse, unless the participant elected to realize ordinary income in the year the award is granted in an amount equal to the fair market value of the restricted stock awarded, determined without regard to the restrictions.

RSUs. A participant will not recognize income at the time RSUs are granted. The participant will recognize ordinary income at the time the RSUs vest, in an amount equal to the fair market value of the shares delivered. The amount of ordinary income recognized by the participant is subject to payroll taxes. The Company is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Tax Withholding. The Company has the right to deduct from all grants or other compensation payable to a participant any taxes required to be withheld with respect to grants under the Amended and Restated 2025 Directors’ Plan. The Company may require that a participant pay to it the amount of any required withholding. The Committee may permit a participant to satisfy the Company’s tax withholding obligation with respect to a grant by having shares withheld. However, the value of shares withheld may not exceed the minimum required tax withholding amount.

Method of Valuation. For purposes of determining the exercise price of stock options and the valuation of other equity awards under the Amended and Restated 2025 Directors’ Plan, the “fair market value” of the Company’s common stock on a given date will generally be equal to the closing sales price per share of the Company’s common stock as reported on the Nasdaq Capital Market (or such other national securities exchange on which the shares are then listed) on the date of grant. If the shares are not traded on such date, fair market value will be determined based on the closing price on the last preceding trading date, or by such other reasonable method as determined by the Compensation Committee in accordance with applicable law. For financial reporting purposes, the Company expects to determine the grant-date fair value of awards in accordance with ASC Topic 718 using commonly accepted valuation methodologies, such as the Black-Scholes option-pricing model for stock options. The valuation assumptions may include the stock price on the date of grant, expected stock price volatility, expected term of the award, risk-free interest rate, and expected dividend yield, among other factors.

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Amendment and Termination. The Committee may amend, alter or discontinue the Amended and Restated 2025 Directors’ Plan, but no amendment, alteration or discontinuation will be made which, (i) without the approval of our stockholders, would (except as provided in the Amended and Restated 2025 Directors’ Plan in connection with adjustments in certain corporate events), increase the total number of shares of our common stock reserved for the purposes of the Amended and Restated 2025 Directors’ Plan or change the maximum number of shares for which awards may be granted to any participant, or (ii) without the consent of a participant, would materially adversely impair any of the rights or obligations under any award theretofore granted to the participant under the Amended and Restated 2025 Directors’ Plan; provided, however, that the Committee may amend the Amended and Restated 2025 Directors’ Plan in such manner as it deems necessary to permit the granting of award meeting the requirements of the Code or other applicable laws, including, without limitation, to avoid adverse tax consequences to us or any participant. In no event may the Committee or any other entity reprice any option or substitute and outstanding option for a new option with a lower exercise price.

Nasdaq Listing Rule 5635(c) Shareholder Approval Requirement. Nasdaq Listing Rule 5635(c) requires shareholder approval of equity compensation plans or material amendments thereto when such plans provide for the issuance of equity securities to the Company’s officers, directors, employees, or consultants. Because the proposed Amended and Restated 2025 Directors’ Plan would supersede the Company’s existing equity compensation plan and authorize the issuance of additional shares of common stock to eligible participants, and because the proposed amendment to the Company’s Amended and Restated 2022 Equity Directors’ Plan would materially increase the number of shares available for issuance thereunder, shareholder approval of this proposal is required under Rule 5635(c).

No Appraisal or Dissenters’ Rights

Under Delaware law, stockholders are not entitled to appraisal or dissenters’ rights in connection with the approval of the Second Amended and Restated 2022 Directors’ Equity Compensation Plan.

A copy of the full text of the Second Amended and Restated 2022 Directors’ Equity Compensation Plan is attached as Appendix B to this Proxy Statement.

At this time, no specific grants under the Second Amended and Restated 2022 Directors’ Equity Compensation Plan have been made or determined for the current fiscal year or any future fiscal years.

The future benefits or amounts that would be received under the Second Amended and Restated 2022 Directors’ Equity Compensation Plan by executive officers, non-executive officer employees, and non-employee directors are discretionary and are therefore not determinable at this time. The following table provides information with respect to benefits under the plan:

Required Vote

Approval of the Second Amended and Restated 2022 Directors’ Plan will require the affirmative vote of a majority of the votes cast on such proposal by the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon. A quorum must be present at the Special Meeting for a valid vote.

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Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE SECOND AMENDED AND RESTATED 2023 DIRECTORS’ PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2025 DIRECTORS’ PLAN UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

PROPOSAL 3 – AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Introduction

The Company Certificate of Incorporation, as amended, currently authorizes the issuance of up to 50,000,000 shares of common stock. Proposal 3 would increase the number of authorized shares of common stock from 50,000,000 to 1,000,000,000 shares.

The proposed form of Certificate of Amendment to the Certificate of Incorporation to effect the increase in our authorized common stock is attached as Exhibit 4 to this Proxy Statement.

Following the increase in authorized shares as contemplated in the Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”), 1,000,000,000 shares of common stock will be authorized. There will be no changes to the issued and outstanding shares of common stock or preferred stock as a result of the amendment.

Reasons for the Increase in Authorized Shares of Common Stock in the Certificate of Amendment

The Board has determined that the increase in our authorized shares of Common Stock is in the best interests of the Company and unanimously recommends approval by the stockholders. First, the Board has determined that it is in the best interest of the Company to explore the adoption and execution of a crypto treasury strategy, positioning the Company as a pioneer in the intersection between life sciences and financial innovation. An increase in the authorized shares of common stock will provide the Company with the necessary flexibility in capital structure to effectively implement such a strategy. By increasing the authorized shares to 1 billion shares, it transforms the structure of the Company to have the flexibility to attract and execute on the optimal crypto treasury strategy. The Company is currently working with a team of expert crypto treasury advisors to execute on such a strategy.

Formulation and execution of an effective crypto treasury strategy will bolster Company efforts to diversify its treasury assets and leverage the potential of blockchain-based digital currencies. The Company’s crypto treasury strategy may include the acquisition and long-term holding of select digital assets, including Bitcoin, giving Company investors regulated access to the rapidly evolving digital asset landscape.

The Company may also evaluate acquisitions, asset purchases, or business combinations involving digital-asset focused operating companies. The increased availability of authorized shares of common stock will allow the Company to respond quickly to such opportunities through equity consideration, joint ventures, or minority investments.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 28, 2025 (the “8-K”), the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) dated July 22, 2025 with certain institutional investors, pursuant to which the Company agreed to seek stockholder approval to increase its authorized shares of common stock to allow for the issuance of shares upon conversion or exercise of securities issued in the financing.

The full text of the 8-K, including the Purchase Agreement and related transaction documents, is incorporated by reference into this proxy statement and is available without charge on the SEC’s website at https://www.sec.gov/Archives/edgar/data/868278/000164117225021109/0001641172-25-021109-index.html

The proposed increase in authorized shares of common stock will also preserve headroom to support the Company’s equity compensation plans, satisfy equity reserve requirements under Nasdaq Listing Rule 5635(c), and ensure compliance with potential equity issuance requirements associated with debt or warrant instruments issued in connection with any future financing transactions.

The Board also believes that the availability of additional authorized shares of common stock is required for additional flexibility to issue common stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, or other distributions and stock splits (including splits effected through the declaration of stock dividends).

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As of the Record Date 41,541,205 shares of our Common Stock were outstanding out of the 50,000,000 shares that we are authorized to issue.

If the Company issues additional shares of common stock or other securities convertible into shares of our common stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized number of common stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The increase in authorized number of common stock is not being proposed in response to any known threat to acquire control of the Company.

The Company remains committed to prudent financial management while exploring innovative avenues to drive stockholder value.

In addition, pursuant to the terms of certain convertible notes and warrants issued by the Company, the Company is required to maintain a sufficient number of authorized but unissued shares of common stock to satisfy potential conversion and exercise requirements of these instruments. The proposed increase in authorized shares is necessary to comply with these obligations.

The increase in the authorized common shares would also be necessary to allow for the issuance of shares of our common stock pursuant to the offerings described below in Proposal 5.

The CEO, Ted Karkus, and an additional investor, both will be issued warrants in connection with a loan they made to the Company, as previously disclosed by the Company on sec.gov. The full text of the 8-K, including the Purchase Agreement and related transaction documents, is incorporated by reference into this proxy statement and is available without charge on the SEC’s website at https://www.sec.gov/Archives/edgar/data/868278/000164117225016815/0001641172-25-016815-index.html

In addition, Proposal 1 and Proposal 2 herein are both contingent upon approval of Proposal 3.

Other than as set forth herein, the Company has no current plans, proposals or arrangements, written or oral, to issue any of the additional authorized shares of common stock that would become available as a result of the filing of the Certificate of Incorporation, as amended and restated.

In addition, following the approval and filing of the amendment, the Company may explore additional financing opportunities or strategic transactions that would require the issuance of additional shares of common stock, but no such plans are currently in existence and the Company has not begun any negotiations with any party related thereto. If we issue additional shares, the ownership interest of holders of our capital stock will be diluted.

Effects of the Increase in Authorized Common Stock

Following the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, we will have the authority to issue up to an additional 950,000,000 shares of common stock. These shares may be issued without stockholder approval at any time, in the sole discretion of the Board. The authorized and unissued shares may be issued for cash or for any other purpose that is deemed in the best interests of the Company.

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The increase in our authorized common stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. If we issue additional shares of common stock or other securities convertible into shares of our common stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized number of common stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The increase in authorized number of common stock is not being proposed in response to any known threat to acquire control of the Company.

The increase in our authorized common stock will not change the number of shares of common stock issued and outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our common stock.

The Company’s goal in increasing the authorized shares is to opportunistically position itself to increase the value of the Company on a per share basis, not to dilute shareholders. The Company has no present plans other than as publicly disclosed to issue any material amount of the newly authorized shares.

Advantages and Disadvantages of Increasing Authorized Common Stock

There are certain advantages and disadvantages of increasing the Company’s authorized common stock.

The advantages include:

●	The ability to raise capital by issuing capital stock under future financing transactions, if any.

●	Having shares of common stock available to pursue business expansion opportunities, if any.

The disadvantages include:

●	In the event that additional shares of common stock are issued, dilution to the existing stockholders, including a decrease in our net income per share in future periods. This could cause the per-share market price of our stock to decline.

●	The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the Board, at that time. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Procedure for Implementing the Amendment

The increase in the number of shares of our authorized common stock will become effective upon the filing of the Certificate of Amendment or such later time as specified in the filing with the Secretary of State of the State of Delaware. The form of the Certificate of Amendment is attached hereto as Appendix C. The exact timing of the filing of the Certificate of Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders.

Interests of Officers and Directors in this Proposal

Other than as disclosed above, the officers and directors of the Company do not have any substantial interest, direct or indirect, in this proposal.

No Appraisal or Dissenters’ Rights

Under Delaware law, stockholders are not entitled to appraisal or dissenters’ rights in connection with the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock.

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Required Vote

Approval of the Amendment to the Certificate of Incorporation to increase the number of authorized common stock shares to 1,000,000,000 will require the affirmative vote of a majority of the votes cast on such proposal by the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon. A quorum must be present at the Special Meeting for a valid vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 1,000,000,000 SHARES. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE APPROVAL OF THE AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

PROPOSAL 4 - ADVISORY VOTE TO APPROVE SHARE REPURCHASE PROGRAM

Background and Purpose

The Board believes a share repurchase authorization will enable the Company to utilize excess capital to return value to shareholders, offset dilution from equity compensation, and enhance stockholder value over time by taking advantage of attractive market opportunities when available.

Description of the Program

Under the proposed program, the Company would be authorized to repurchase, in its discretion, up to $15 million of its outstanding common stock at prevailing market prices or via privately negotiated transactions at times deemed appropriate by the Board, subject to compliance with all applicable securities laws, stock exchange requirements, and consideration of the Company’s financial condition.

Methods of Repurchase

Repurchases under the program may be made from time to time through a variety of methods, including open market purchases, privately negotiated transactions, block trades, accelerated share repurchase programs, or pursuant to plans adopted in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. The timing and manner of any repurchases will be subject to market conditions, trading restrictions, and other factors, including compliance with Rule 10b-18 under the Exchange Act, which provides a non-exclusive safe harbor from liability for market manipulation in connection with certain repurchases. The Company is not obligated to repurchase any specific number of shares, and the program may be suspended or discontinued at any time at the Company’s discretion.

Timeframe and Duration

The share repurchase program does not obligate the Company to repurchase any specific number of shares and does not have a fixed expiration date. The timing, amount, and pace of repurchases, if any, will be determined by the Company’s management in its discretion and may be influenced by general business and market conditions, the trading price of the Company’s common stock, alternative investment opportunities, and other factors. The program may be suspended, modified, or terminated at any time without prior notice and without further action by the Company’s stockholders.

Factors Considered in Determining Repurchase Timing

In determining whether, when, and in what amounts to repurchase shares under the program, the Board of Directors and the Company’s management may consider a variety of factors, including the current and projected financial condition of the Company, the market price of the Company’s common stock, general economic and market conditions, the availability and cost of capital, the potential return on investment from repurchases relative to other strategic opportunities, and applicable legal and regulatory requirements. The Board and management may also consider the impact of repurchases on the Company’s capital structure, earnings per share, and overall shareholder value. In particular, the Board may evaluate the timing of repurchases in light of anticipated corporate developments, including any potential mergers the Board believes could enhance the long-term value of the Company’s common stock. Any decisions regarding the timing or amount of share repurchases will be made in compliance with applicable securities laws, including those relating to the use of material nonpublic information, and may be effected pursuant to a Rule 10b5-1 trading plan to help ensure compliance with insider trading restrictions.

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Regulatory and Financial Limitations.

The Company’s ability to repurchase shares under the program is subject to a number of regulatory and financial limitations. All repurchases will be made in compliance with applicable federal securities laws, including Regulation M and Rule 10b-18 under the Securities Exchange Act of 1934, as amended, which provides a non-exclusive safe harbor for issuers engaged in repurchases. In addition, the Company must comply with any applicable state corporate law restrictions, including limitations on the use of capital for share repurchases and requirements that the Company remain solvent after giving effect to any repurchase. The Company’s ability to repurchase shares may also be constrained by covenants or restrictions in its existing or future financing arrangements, capital needs for operational or strategic initiatives, and the availability of cash on hand or other sources of liquidity. The Board and management will assess these factors in determining the scope and timing of any repurchases.

Risks and Limitations

While the share repurchase program is intended to enhance long-term shareholder value, there can be no assurance as to the actual number of shares that will be repurchased or the timing of any such repurchases. The program is entirely discretionary and may be suspended, modified, or terminated by the Company at any time without prior notice. In addition, repurchases may be limited or delayed due to market conditions, applicable legal requirements, or other corporate considerations. The program may also impact the Company’s liquidity or capital allocation flexibility and may reduce the funds available for other purposes, such as reinvestment in the business, strategic acquisitions, or the payment of dividends. Shareholders should also be aware that repurchases will not guarantee any particular outcome with respect to the market price of the Company’s common stock.

Tax and Accounting Treatment

Any repurchased shares would be retired (or held as treasury shares) under the Company’s Certificate of Incorporation and repurchases would be reflected within the Company’s financial statements as a reduction to shareholders’ equity and cash.

No Appraisal or Dissenters’ Rights

Under Delaware law, stockholders are not entitled to appraisal or dissenters’ rights in connection with the approval of the share repurchase program.

Interests of Directors and Officers in this Proposal

Our executive officers and directors may be deemed to have an interest in this proposal to the extent they own shares of our common stock that could potentially increase in value as a result of the share repurchase program. The Board was aware of these interests and considered them, among other matters, when approving this proposal.

Required Vote

Notices of intention to present proposals at the 2026 Annual Meeting should be addressed to the Secretary, ProPhase Labs, Inc., 626 RXR Plaza, 6th Floor, Uniondale, New York 11556.

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Transactions with Related Persons

Certain Relationships and Related Party Transactions

In accordance with the terms of the charter of our Audit Committee, the Audit Committee must review and approve the terms and conditions of all related party transactions. “Related party transactions,” as described in Item 404(a) of Regulation S-K promulgated by the SEC generally refer to any transaction, arrangement or other relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds the lesser of (i) $120,000 and (ii) one percent (1%) of the average of our total assets at year-end for the prior two fiscal years (which was approximately $77.6 million), and in which any director, executive officer or holder of more than five percent (5%) of our voting securities (or affiliates or immediate family members of such persons) had or will have a material interest.

Since January 1, 2024, there have been no related party transactions except as described below.

Jason Karkus, President of Nebula Genomics, a wholly-owned subsidiary of the Company, since January 2024, and prior to that Executive Vice President and Co-Chief Operations Officer of ProPhase Diagnostics, Inc., a wholly-owned subsidiary of the Company, is the son of Ted Karkus, our Chairman and Chief Executive Officer. For 2024, Mr. Jason Karkus received an annual base salary of $320,000, a bonus of $100,000 for his significant contributions related to the growth of ProPhase Diagnostics, Inc., a $7,800 vehicle allowance, and a $16,800 matching contribution in the Company’s 401(k) defined contribution plan. He also received stock options with a value of $1,220,000 in 2024 that vest in four equal installments starting on the grant date. The compensation paid to Mr. Karkus was approved by the Company’s compensation committee and audit committee.

Ted Karkus, the Company’s Chief Executive Officer and the Chairman of the Board of Directors, entered into a loan agreement with the Company on June 22, 2025 (the “Loan Agreement”) for a $500,000 cash investment, with a 20% original issue discount (OID). The loan bears interest at a rate of 10% per annum and matures twelve (12) months from the execution date. The loan is secured by the Company but subordinate to other potential lenders up to $6,000,000 and may be prepaid by the Company at any time without penalty. The Company entered into agreements with identical terms with one other investor (“Lender”) for a total of $500,000 additional invested cash. The loans are not convertible.

In connection with the Loan Agreement, the Company also issued 500,000 warrants to purchase shares of the Company’s common stock as a term of the Loan Agreement for Mr. Karkus, as well as issued warrants on the same terms to the Lender, all of which such warrants do not vest until a future shareholders’ approval of an increase in the Company’s authorized shares of common stock (the “Unvested Warrants”). The Unvested Warrants have an exercise price of $0.60 and are underwater as of the closing of the common stock on the last market trading day prior to the issuance.

As of the date of this Proxy Statement, the Unvested Warrants have not vested or become exercisable. The vesting of these warrants is subject to a condition outside of the holder’s control and will not occur within 60 days, thus, the underlying shares are not deemed beneficially owned for purposes of this Schedule DEF 14A in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934. The Company has not reserved any shares for this purpose at this time.

The Loan Agreement and the terms of the transaction were reviewed and approved by the disinterested members of the Board of Directors, in accordance with the Company’s policies for related party transactions and Item 404(a) of Regulation S-K. The Board determined that the terms of the transaction were fair and reasonable to the Company and on terms no less favorable than those that could have been obtained from an unaffiliated third party under similar circumstances.

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INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Biographical Information

DIRECTORS

The following table and the paragraphs following the table set forth information regarding the current ages, positions, and business experience of the directors of the Company as of the date of this Proxy Statement.

Name	Position	Age	Initial Year in Office
Ted Karkus(1)	Chairman of the Board and Chief Executive Officer	66	2009
Louis Gleckel, MD(1)	Director	69	2009
Warren Hirsch(1)	Director	67	2019
Carolina Abenante, Esq.(1)	Director	55	2025

(1) Director nominee

TED KARKUS has been the Chairman of the Board and the Chief Executive Officer of the Company since June 2009. Mr. Karkus was instrumental in assisting the turnaround of ID Biomedical, an influenza vaccine manufacturer, which in 2005 was sold to GlaxoSmithKline plc for over $1.4 billion. Mr. Karkus has twenty-five years of experience in securities and capital markets including two years with Fahnestock & Co. Inc., a full-service brokerage firm, where he was Senior Vice President, Director of Institutional Equities, and four years at S.G. Warburg, an investment bank, where he was an institutional equity salesman and developed a large network of institutional investors. Mr. Karkus graduated with an MBA from Columbia University Graduate School of Business in 1984 where he received Beta Gamma Sigma honors. He graduated Magna Cum Laude from Tufts University in 1981.

Mr. Karkus brings extensive financial structuring as well as operational and marketing strategy experience to our Board, including successful restructuring and turn-around scenarios in the pharmaceutical industry. Among his accomplishments, in 2010/2011 he led the restructuring and streamlining of our operations, which resulted in improved sales and margins of our Cold-EEZE brand, and in 2017 succeeded in selling the Cold-EEZE brand for $50 million to Mylan, a multibillion-dollar pharmaceutical company. These skills, as well as Mr. Karkus’ experience as our Chairman and Chief Executive Officer, along with his deep knowledge of and genuine interest in our Company, management skills and business savvy, and his performance as a Board member of the Company, led the Board to conclude that he should be nominated to serve another term as a director.

LOUIS GLECKEL, MD, has been a member of our Board since June 2009 and currently serves as a member of the Audit Committee, Compensation Committee, and as chairman of the Nominating and Corporate Governance Committee. In 1997, Dr. Gleckel co-founded ProHealth Care Associates, a comprehensive state of the art multi-specialty physician group practice with offices in Long Island and Bronx, New York. At ProHealth, he is the Division Chief of Cardiology and Internal Medicine specializing in Preventative Cardiology, Metabolic Syndrome and Internal Medicine with particular emphasis on high-risk patients with complications from diabetes and heart disease. He was named to New York Magazine’s Best Doctors list for three years, New York Metro Area Best Doctors list for 14 years and the 2008 Nassau County Best Doctors list. For over ten years Dr. Gleckel has been a team physician for the New York Jets and New York Islanders as well as for the tennis players at the US Open. Dr. Gleckel also served as Chairman of the Board of Invicta Corporation, a development stage company that designed, manufactured and marketed photochromic eyeglass lenses, for approximately four years until his resignation in February 2005.

Dr. Gleckel brings to the Board extensive knowledge of the medical, pharmaceutical and related industries as a distinguished doctor, as well as experience in successful business development and board service. This experience, as well as his independence and his performance as a Board member, member of our Compensation Committee, and chairman of our Nominating and Corporate Governance Committee, led the Board to conclude that he should be nominated to serve another term as a director. Dr. Gleckel has also been determined by the Board to be independent under the applicable rules of the Nasdaq and the Securities and Exchange Commission.

WARREN HIRSCH has been a member of our Board since 2019 and currently serves as a member of the Compensation Committee, Nominating and Corporate Governance Committee, and as chairman of the Audit Committee. Mr. Hirsch has over 35 years of experience as a Certified Public Accountant. Mr. Hirsch owns and operates Hirsch and Hirsch CPA PLLC, which offers a full range of accounting, tax and small business consulting services. From 2000 to May 2019, Mr. Hirsch served as a registered representative of Royal Alliance, a national financial advisory firm. Mr. Hirsch graduated with a bachelor’s degree in accounting from Hofstra University in 1980.

Mr. Hirsch has extensive knowledge and background related to accounting and financial reporting rules and regulations as well as the evaluation of financial results, internal controls and business processes. Based on these qualifications, our Board has determined that Mr. Hirsch should be nominated to serve another term as a director. Mr. Hirsch has also been determined by the Board to be independent under the applicable rules of the Nasdaq and the Securities and Exchange Commission.

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CAROLINA ABENANTE, ESQ. was appointed to our Board as of June 20, 2025 to fill a vacancy and currently serves as a member of our Nominating and Corporate Governance Committee and Chair of the Compensation Committee. In 2012, Ms. Abenante founded NYIAX, Inc., a financial and advertising technology company. At NYIAX, Inc. she serves as Vice Chairperson since 2016 and prior to the time she served as the sole director of NYIAX from 2011 to 2016. Ms. Abenante served as President of NYIAX from June 2012 to April 2018 and later became NYIAX’s Chief Strategy Officer and General Counsel in April 2018. Starting from May 23, 2022, Ms. Abenante has served as Chief Evangelist and Chief Strategy Officer of NYIAX, and at the same time ceased to be General Counsel. She has been in the New York City technology and advertising industry since 1999, when she was the Director of Corporate Development for Juno Online Services, Inc. from 1999 to 2000, focusing on corporate development, mergers and acquisitions and domestic and international strategic partnerships. In 2001-2005, she became the Senior Director of Business Development and was part of the digital advertising tech and advertising team for Reed Elsevier Ltd (Reed Business Information), in the U.S. (NYSE and LSE listed) working with creating and developing partnership for business-to-business publishing through the Reed Elsevier family of digital publications and bringing Reed Business Publications to foreign markets. In 2005-2009, she held the position of Vice President/Sr. Director of Business Development, Legal and Policy for Phorm Inc. (AIM: PHRM), developing strategy and legal framework in US and foreign jurisdictions, namely the United Kingdom, Brazil, Italy, Spain, and China, and made inroads into internationalization of its brand and products for behavioral advertising collaborating with companies such as British Telecom. Ms. Abenante later became a consultant and legal counsel in strategy and business development from 2009 to 2015 for US and International start-ups and traditional publishers seeking to develop new strategies for the development and creation of Programmatic advertising platforms, advertisement operation and compliance, e-commerce, and privacy. Ms. Abenante holds a Bachelor of Science degree in Management and Finance from Seton Hall University in May 1992, a J.D. from New York Law School in May 1997, an M.B.A. in General Management with a concentration in financial management from SDA Bocconi School of Management, Universita Luigi Bocconi in Milan, Italy in December 1998, an LLM in Corporate Taxation from New York Law School in May 2007, and an LLM in Commercial Real Estate Financing from New York Law School in May 2009. She is a practicing attorney and a member of the Bar of the State of New Jersey. She sits on various New Jersey Bar and committees of the New Jersey Bar Association (Tax and Media) and is a member of the American Bar Association. She has been a featured speaker at Imperial College London, England, Web Summit in Lisbon, Portugal, IAB Blockchain and other forums multiple times in the area of advertising, blockchain as a technology for compliance in advertising, and the intersection of AdTech to FinTech. She has spoken multiple times as a featured speaker for TechUpForWomen on advertising, hiring, crypto currency and blockchain. Additionally, she is one of the inventors of the series of NYIAX/Nasdaq AB US patents on “Systems and Methods for Electronic Continuous Trading of Variant Inventories” (Patent No. 10,607,291).

Based on Ms. Abenante’s tax, finance, and legal qualifications as well as her extensive knowledge and experience relating to accounting and financial reporting rules and regulations and internal controls, our Board has determined that Ms. Abenante should be nominated to serve as director of the Company. Ms. Abenante has also been determined by the Board to be independent under the applicable rules of the Nasdaq and the Securities and Exchange Commission.

EXECUTIVE OFFICERS

The following table and the paragraphs following the table set forth information regarding the current ages, positions, and business experience of the current executive officers of the Company.

Name	Position	Age
Ted Karkus	Chairman of the Board and Chief Executive Officer	66

TED KARKUS has been the Chairman of the Board and the Chief Executive Officer of the Company since June 2009. Mr. Karkus was instrumental in assisting the turnaround of ID Biomedical, an influenza vaccine manufacturer, which in 2005 was sold to GlaxoSmithKline plc for over $1.4 billion. Mr. Karkus has twenty-five years of experience in securities and capital markets including two years with Fahnestock & Co. Inc., a full-service brokerage firm, where he was Senior Vice President, Director of Institutional Equities, and four years at S.G. Warburg, an investment bank, where he was an institutional equity salesman and developed a large network of institutional investors. Mr. Karkus graduated with an MBA from Columbia University Graduate School of Business in 1984 where he received Beta Gamma Sigma honors. He graduated Magna Cum Laude from Tufts University in 1981.

Mr. Karkus brings extensive financial structuring as well as operational and marketing strategy experience to our Board, including successful restructuring and turn-around scenarios in the pharmaceutical industry. Among his accomplishments, in 2010/2011 he led the restructuring and streamlining of our operations, which resulted in improved sales and margins of our Cold-EEZE brand, and in 2017 succeeded in selling the Cold-EEZE brand for $50 million to Mylan, a multibillion-dollar pharmaceutical company. These skills, as well as Mr. Karkus’ experience as our Chairman and Chief Executive Officer, along with his deep knowledge of and genuine interest in our Company, management skills and business savvy, and his performance as a Board member of the Company, led the Board to conclude that he should be nominated to serve another term as a director.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table (2024 and 2023)

The following summary compensation table sets forth the total compensation paid or accrued for the years ended December 31, 2024 and 2023 to our Chief Executive Officer, our former Chief Accounting Officer and our former Chief Financial Officers. We refer to these officers as our “named executive officers” for 2024 and 2023.

NOTE REGARDING VALUATION OF OPTION AWARDS

The amounts reported in the “Option Awards” column represent the aggregate grant-date fair value of stock option awards calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, “Compensation—Stock Compensation.” The fair value of each option award is based on the Black-Scholes option pricing model and reflects accounting assumptions required under U.S. generally accepted accounting principles (GAAP), not the actual economic value realized by the executive. These accounting-based values are intended to reflect the estimated cost to the Company at the time of grant and are not necessarily indicative of any value the executive has received or will ultimately receive. Importantly, the stock options granted to our named executive officers, including our Chief Executive Officer, have consistently had exercise prices equal to or greater than the market price of our common stock on the date of grant. As of the date of this filing, all such options remain underwater, meaning the current market price of our stock is below the exercise price of the options. Accordingly, these options have no intrinsic value and provide no economic benefit to the executives unless and until the Company’s stock price increases materially above the grant price.

The following stock option grants were made in 2023 and 2024 and are included in the compensation valuation disclosures:

●	Ted Karkus (CEO): 400,000 options granted on March 17, 2024, with an exercise price of $6.00 per share.

●	Ted Karkus (CEO): 400,000 options granted on April 4, 2023, with an exercise price of $9.00 per share.

●	Robert Morse (CFO): 50,000 options granted on April 4, 2023, with an exercise price of $9.00 per share.

The values disclosed in the compensation tables should be interpreted as accounting estimates—not as current or guaranteed compensation to the executive officers. These options currently have no intrinsic value.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)
Ted Karkus	2024	675,000	200,000	1,220,000	28,200	2,123,200
Chief Executive Officer	2023	675,000	200,000	2,465,000	27,200	3,367,200

Jed Latkin(3)	2024	350,000	80,000	1,315,000	27,200	1,772,200
Former Chief Operating Officer	2023	—	—	—	—	—

Robert Morse(4)	2024	126,827	—	—	—	—
Former Chief Financial Officer	2023	275,000	19,890	246,500	—	541,390

Monica Brady(5)	2024	—	—	—	—	—
Former Chief Accounting Officer	2023	200,000	—	—	10,680	210,680

(1)

For Mr. Karkus, the amount reported for 2024 consists of a $200,000 discretionary bonus awarded to Mr. Karkus in April 2024 for his 2023 contributions to the Company and for 2023 consists of a $200,000 discretionary bonus awarded to Mr. Karkus in March 2023 for his 2022 contributions to the Company.

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 For Mr. Latkin, the amount reported for 2024 consists of a $80,000 sign-on bonus awarded to Mr. Latkin in January 2024, which was in conjunction with his employment agreement.

For Mr. Morse, the amount reported for 2023 consists of a $19,890 discretionary bonus awarded to Mr. Morse in March 2023 for his 2022 contributions to the Company.

(2)

For Mr. Karkus, the amounts reported for 2024 2023 consists of a $15,000 vehicle allowance and a $13,200 matching contribution to the Company’s 401(k) defined contribution plan and 2023 consists of a $15,000 vehicle allowance and a $12,200 matching contribution to the Company’s 401(k) defined contribution plan.

For Mr. Latkin, the amount reported for 2024 consists of a $10,800 vehicle allowance and a $16,400 matching contribution to the Company’s 401(k) defined contribution plan.

For Ms. Brady, the amount reported for 2023 consists of a $5,000 vehicle allowance and a $5,680 matching contribution in the Company’s 401(k) defined contribution plan.

(3)	Mr. Latkin served as Chief Operating Officer effective January 1, 2024. Mr. Latkin resigned as Chief Operating Officer effective February 14, 2025.

(4)	Mr. Morse resigned as Chief Financial Officer and resumed his role as Controller, effective January 1, 2024. Although Mr. Morse continues to work for the Company, he is no longer the principal financial officer and principal accounting officer of the Company.

(5)	Ms. Brady resigned as Chief Accounting Officer effective January 13, 2023.

Approval of the Amended and Restated 2025 Directors’ Plan will require the affirmative vote of a majority of the votes cast on such proposal by the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon. A quorum must be present at the Special Meeting for a valid vote.

Vote Required for Non-Binding Advisory Vote

This advisory vote is not binding on the Board. However, the Board intends to consider the outcome of this vote in determining whether to proceed with the program in accordance with corporate governance best practices and responsiveness to stockholder sentiment.

Approval of the Amended and Restated 2025 Directors’ Plan will require the affirmative vote of a majority of the votes cast on such proposal by the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon. A quorum must be present at the Special Meeting for a valid vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE SHARE REPURCHASE PROGRAM. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE APPROVAL OF THE SHARE REPURCHASE PROGRAM UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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PROPOSAL 5 – Approval of Share Issuance in Excess of 20% Under Nasdaq Listing Rule 5635(d) (Private Placement Transaction) (NASDAQ RULE 5635(d) PROPOSAL)

What am I voting on and how should I vote?

The Board is seeking shareholder approval, for Nasdaq Listing Rule 5635(d) compliance, of the issuance of up to 226,310,704 shares of common stock, which may be issued (a) upon conversion of our 20% OID senior secured convertible notes and upon exercise of the accompanying warrants issued on July 22, 2025, in connection with our private placement, and (b) in connection with a potential additional $3 million investment under the same agreement on substantially similar terms. The maximum share reserve is based on the lowest possible conversion price and full exercise of the warrants, as contractually required by the transaction documents and transfer agent. The terms of the private placement contain a four-month waiting period before the notes become convertible and the Company has the right to prepay at any time without penalty, including prior to the time when the notes become convertible. If Proposal 5 does not pass, under the private placement agreements, which are available on sec.gov at https://www.sec.gov/Archives/edgar/data/868278/000164117225021109/0001641172-25-021109-index.html the Company may be subject to significant monetary penalties.

This approval is strictly limited to the private placement described herein and an additional investment on similar terms if completed; it does not authorize issuances in connection with any future, unrelated non-public offerings. Any further share issuance in excess of 20% of our outstanding shares will require separate shareholder approval, as required by Nasdaq Listing Rule 5635(d).

We are seeking shareholder approval, in accordance with Nasdaq Listing Rule 5635(d), to issue up to 226,310,704 shares of our common stock in connection with the Company’s private placement completed on July 22, 2025, including shares issuable upon conversion of senior secured convertible notes and exercise of related warrants issued in that transaction, and to accommodate an additional $3 million in potential similar investment as permitted under the purchase agreement. Such issuances could exceed 20% of our shares outstanding, and approval is limited solely to these described transactions. Any future unrelated non-public offerings that might exceed the 20% threshold will require separate shareholder approval under Nasdaq rules. These securities may be issued at a price less than the greater of book value or market value of our common stock, as determined in accordance with Nasdaq rules.

The Company raised $3 million in senior secured convertible notes with accompanying warrants issued at a 20% original issue discount secured by Company assets. The notes cannot be converted for the first four months, and the warrants are exercisable at $0.50 per share; the agreement at issue also allows for an additional $3 million in future investment. Proceeds will be used for working capital, general purposes, and debt repayment, with transaction documents to be filed in a Form 8-K. The transaction includes customary investor protections and penalties and is designed to align long-term interests including providing the Company with flexible capital to support its strategic objectives. The Board believes that this capital raise, coupled with the Company’s forward-looking digital asset strategy, positions the Company to unlock significant shareholder value by gaining early exposure to blockchain-based financial infrastructure. In executing this strategy, the Company intends to become a unique public market vehicle for investors seeking regulated access to both life sciences innovation and the growth potential of digital assets. Nasdaq Listing Rule 5635(d) requires shareholder approval. At this time, the Company reserved 1,000,000 shares. Shareholder approval to issue up to 226,310,704 shares is being sought exclusively for the private placement of convertible notes and warrants, including the potential additional $3 million investment on substantially similar terms. This approval does not authorize the issuance of shares in any other future financing or transaction not described in this proxy statement. Any subsequent transaction that would require the issuance of 20% or more of outstanding common stock, as required by Nasdaq Listing Rule 5635(d), would require separate shareholder approval. The 226,310,704 share reserve is a contractual condition required by the note and warrant agreements and the transfer agent, representing the maximum number of shares potentially issuable upon full conversion of both the initial and permitted additional notes at the lowest possible conversion price, and full exercise of all related warrants, plus a contractual reserve multiple (of 400%) required by the agreements.

Shareholder approval for this proposal is limited to the described private placement. This proposal does not authorize any future unrelated non-public offerings that may trigger the 20% threshold; any such future transactions would require separate shareholder approval in accordance with Nasdaq rules.

The Board of Directors believes voting For this Proposal 5 is in the best interests of the Company as it will allow the Company to comply with the contractual obligations described herein and potentially also raise additional capital, and thus provide us with the necessary capital to support the Company’s Crypto Treasury Strategy and existing business lines and initiatives.

The Board of Directors therefore recommends you vote “FOR” the approval of the issuance in excess of 20% of the Company’s common stock.

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Potential Effects on Current Stockholders

The issuance of shares of common stock (and/or securities convertible into or exercisable for common stock) pursuant to this Proposal could have a dilutive effect on the ownership interests and voting power of existing stockholders. Depending on the number of shares issued and the price at which they are issued, current stockholders may experience a significant reduction in their relative ownership and earnings per share. This could cause dilution of both the intrinsic value of shares and relative voting power.

In addition to dilution, the issuance of a substantial number of new shares could also adversely affect the market price of the Company’s common stock. Any such decline could occur regardless of the Company’s actual operating performance or prospects. Further, if securities are issued to one or more large investors, those investors may obtain rights, preferences, or privileges not available to existing stockholders and could gain a measure of influence or control over Company matters, particularly if the Company issues a number of shares sufficient to constitute a significant percentage of its outstanding stock.

It is not assured that any capital raised will result in the intended financial or strategic benefits. Moreover, any future capital raised through non-public offerings may be perceived by the market as a sign of liquidity pressure or a lack of access to public markets, which could negatively affect investor sentiment and the Company’s stock price.

While the terms of the private placement contain a four-month waiting period before the notes become convertible and the Company has the right to prepay at any time without penalty, including prior to the time when the notes become convertible, there is no guarantee that the Company will prepay the notes before they become convertible.

Interest of Certain Persons in Matter to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Vote Required

Approval of this Proposal 5 requires the affirmative vote of the majority of the votes cast on this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of Proposal 5.

Scope of Shareholder Approval for Proposal 5

To further clarify in plain English, the shareholder approval requested by this proposal applies only to the current private placement described in this proxy statement, and not to any other future transactions. Shareholder approval to issue up to 226,310,704 shares is being sought exclusively for this specific private placement of convertible notes and warrants, including any potential additional $3 million investment on substantially similar terms. The terms of the private placement contain a four-month waiting period before the notes become convertible and the Company has the right to prepay at any time without penalty, including prior to the time when the notes become convertible. This approval does not authorize the issuance of shares in other future financings or transactions not described in this proxy statement. Any subsequent transaction that would require issuing 20% or more of the Company’s outstanding common stock, as specified in Nasdaq Listing Rule 5635(d), will require separate shareholder approval.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D) IN CONNECTION WITH THE COMPANY’S NOTE AND WARRANT OFFERING DESCRIBED HEREIN THAT MAY BE CONVERTIBLE INTO COMMON STOCK IN EXCESS OF 20% OF OUR COMMON STOCK PRESENTLY OUTSTANDING (OR OUTSTANDING AT THE TIME SUCH OFFERING OCCURS).

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Voting Mechanics

Vote required: This proposal must be approved by a majority of votes cast at the meeting. Abstentions and broker non-votes will have no effect.

Board Recommendation

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ISSUANCE OF COMMON STOCK IN NON-PUBLIC OFFERINGS IN AN AMOUNT THAT MAY EXCEED 20% OF OUTSTANDING COMMON STOCK. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE APPROVAL OF THE ISSUANCE OF COMMON STOCK IN NON-PUBLIC OFFERINGS UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

No Appraisal or Dissenters’ Rights

Under Delaware law, stockholders are not entitled to appraisal or dissenters’ rights in connection with this proposal to approve the issuance of shares of common stock in non-public offerings.

PROPOSAL 6 - APPROVAL OF AMENDMENT TO COMPANY’S BYLAWS TO DESIGNATE THE ADDRESS OF ITS PRINCIPAL EXECUTIVE OFFICES

To approve an amendment to the Company’s By-Laws to change the address of its principal executive offices to 626 RXR Plaza, 6th Floor, Uniondale, NY 11556 (this proposal is considered a routine matter for which brokers may exercise discretionary voting authority).

Background and Rationale

The Board of Directors has determined that relocating the Company’s principal executive offices to 626 RXR Plaza, 6th Floor, Uniondale, NY 11556 is in the best interests of the Company and its shareholders. The new location will better support the Company’s ongoing operations and future growth objectives.

This amendment may be effected by shareholder approval. The proposed change to the Bylaws solely designates the address of the principal executive offices and does not affect other provisions of the Bylaws or the rights of shareholders.

Text of the Proposed Amendment

Current Bylaws do not designate the address of the principal executive offices.

The proposed amendment would therefore add the following language to the end of Article I:

Section 3. The Company’s principal executive offices are located at 626 RXR Plaza, 6th Floor, Uniondale, NY 11556.

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Effect of the Amendment

If approved, the amendment will take effect immediately following the Special Meeting, and the Company will update its records with the Delaware Secretary of State and other relevant authorities as required. The designation of address is administrative in nature and will not impact the Company’s operations, financial position, or shareholder rights. This amendment does not affect any governance provisions of the By-Laws. The Company will update its filings with the Securities and Exchange Commission to reflect the new address of its principal executive offices.

Vote Required

Under Article XIII of the Company’s Bylaws, amendment of the Bylaws of the Company by shareholder vote, requires the affirmative vote of at least 66 2/3% of the Company’s outstanding voting stock. Because this proposal contemplates an amendment of the Bylaws, its approval requires the affirmative vote of at least 66 2/3% of the Company’s outstanding voting stock for approval. Abstentions will have the same effect as a vote against the proposal. Because this proposal regards a matter that is deemed “routine,” broker non-votes will have the effect of giving pertinent brokers discretionary authority to vote on this matter.

The presence, in person or by proxy, of the holders of a majority of the Company’s outstanding shares entitled to vote at the Special Meeting will constitute a quorum for the transaction of business. This quorum requirement is set forth in Section 8 of the Company’s By-Laws and applies to all matters presented at the meeting.

However, Proposal 6 seeks shareholder approval to amend the Company’s By-Laws. Pursuant to Section 1 of the By-Laws, such an amendment requires the affirmative vote of at least 66 2/3% of the Company’s outstanding voting stock, not merely a majority of votes cast. As a result, abstentions and broker non-votes will have the same effect as votes against the proposal. The quorum requirement governs whether the meeting may proceed; the supermajority vote requirement governs whether this specific proposal may be approved.

If this proposal is not approved by the requisite vote of the Company’s shareholders, the Company’s By-Laws will not be amended to reflect the address of its principal executive offices. However, this will have no effect on the Company’s ability to operate from its current location or to reflect that address in public filings, correspondence, or other business records. The amendment is administrative in nature and intended to provide consistency and clarity within the Company’s governing documents.

Board Recommendation

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL TO AMEND THE BYLAWS TO DESIGNATE 626 RXR PLAZA, 6TH FLOOR, UNIONDALE, NY 11556, AS THE COMPANY’S PRINCIPAL EXECUTIVE OFFICE.

OTHER INFORMATION

Attending the Special Meeting

The Special Meeting will take place at 273 Merrick Road, Lynbrook, NY 11563, on Friday, August 29, 2025, at 4:00 p.m., Eastern Time. If you have questions about attending the Annual Meeting, please contact the Company by phone at (516) 464-6121.

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Expenses and Solicitation

All expenses in connection with this solicitation will be borne by the Company. In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

Householding of Proxy Materials

In some cases, only one copy of this Proxy Statement is being delivered to multiple stockholders sharing an address. However, this delivery method, called “householding,” is not being used if the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the documents were delivered. To obtain a separate copy of our Proxy Statement and our 2024 Annual Report, send such request to Lance Bisesar, Controller, at our offices located at 626 RXR Plaza, 6th Floor, Uniondale, New York 11556.

Other Business

The Board knows of no business that will be presented for consideration at the Special Meeting other than those items stated above. If any other business should come before the Special Meeting, votes may be cast pursuant to Proxies in respect to any such business in the best judgment of the person or persons acting under the Proxies. The final results of the balloting at the Special Meeting will appear in the Company’s Current Report on Form 8-K within four business days of the meeting.

This Proxy Statement and the Notice of Special Meeting are available online at: www.proxyvote.com.

YOUR VOTE IS IMPORTANT!

You are cordially invited to attend the Special Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy card or voting instructions by mail. Please see the instructions on the proxy card and voting instruction card. Submitting a proxy card or voting instructions will not prevent you from attending the Special Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

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SIGNATURES

By:	/s/ Ted Karkus
Title:	Chief Executive Officer and Chairman of the Board of Directors
Date:	July 28, 2025

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Exhibit No.	Description

1	Proxy Card

2	Amended and Restated 2025 Employee Equity Compensation Plan (Proposal 1)

3	2025 Employee Equity Plan (redlined to show changes from Amended and Restated 2022 Employee Equity Plan) (Proposal 1)

4	Amended and Restated 2025 Directors’ Equity Compensation Plan (Proposal 2)

5	2025 Directors’ Equity Plan (redlined to show changes from Amended and Restated 2022 Directors’ Equity Plan) (Proposal 2)

6	Certificate of Amendment to the Certificate of Incorporation (Proposal 3)

7	Amended and Restated Bylaws (reflecting change of principal executive office address) (Proposal 6)

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